As Executed




                                MERGER AGREEMENT


                                  by and among


                            DOLLAR TREE STORES, INC.,


                           DOLLAR TREE NEW YORK, INC.,


                         TEHAN'S MERCHANDISING, INC. AND


                               THE SHAREHOLDERS OF


                           TEHAN'S MERCHANDISING, INC.


                               As of June 15, 1999




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                                TABLE OF CONTENTS

ARTICLE 1
   THE MERGER................................................................2
   1.1   Surviving Corporation...............................................2
   1.2   Certificate of Incorporation; Bylaws................................2
   1.3   Directors and Officers..............................................2
   1.4   Effective Time......................................................2
   1.5   Other Effects of the Merger.........................................3
   1.6   Tax-Free Reorganization.............................................3
   1.7   Registration of Shares..............................................3

ARTICLE 2
   PURCHASE PRICE; CONVERSION OF SHARES......................................3
   2.1   Conversion or Cancellation of Shares; Escrow........................3
         (a)  Exchange Ratio.................................................3
         (b)  Escrows of Shares..............................................4
         (c)  Stock Splits, etc..............................................4
         (d)  Stock of Sub...................................................4
   2.2   Fractional Shares...................................................4
   2.3   Procedures Relating to Company Shares...............................4
         (a)  Exchange of Certificates.......................................4
         (b)  Cash Payments..................................................5
         (c)  Lost, Mislaid, Stolen or Destroyed Certificates................5
         (d)  No Stock Transfers.............................................6
         (e)  Unclaimed Merger Consideration.................................6
         (f)  Dissenting Shares..............................................6
   2.4   Post-Closing Adjustment.............................................7

ARTICLE 3
   CLOSING...................................................................7
   3.1   The Closing.........................................................7

ARTICLE 4
   SHAREHOLDER REPRESENTATIONS AND WARRANTIES................................7
   4.1   Corporate Organization; Authorization...............................7
   4.2   No Violation........................................................8
   4.3   Enforceability......................................................9
   4.4   Capitalization......................................................9
   4.5   Subsidiaries; Affiliates; Conflict of Interest.....................10
   4.6   Investments in Others..............................................11
   4.7   Financial Statements...............................................11
   4.8   Unreported and Contingent Liabilities..............................11


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   4.9   Absence of Certain Changes.........................................12
   4.10  [Reserved].........................................................12
   4.11  Licenses and Permits...............................................13
   4.12  Litigation.........................................................13
   4.13  Inventory..........................................................13
   4.14  Real Property......................................................14
   4.15  Environmental Matters..............................................15
   4.16  Compliance With Laws Generally.....................................16
   4.17  Employee Benefit Plans.............................................17
   4.18  Intellectual Property..............................................19
   4.19  Tax Matters........................................................20
   4.20  No Broker Involved.................................................22
   4.21  Contracts..........................................................22
   4.22  Officers and Employees.............................................24
   4.23  Labor Relations....................................................24
   4.24  Insurance..........................................................26
   4.25  Title to Property and Related Matters..............................26
   4.26  Accounts and Notes Receivable......................................26
   4.27  Nondisclosed Payments..............................................26
   4.28  Credit Cards.......................................................26
   4.29  Business Practices.................................................27
   4.30  Bank Accounts......................................................27
   4.31  Affiliates.........................................................27
   4.32  Pooling............................................................27
   4.33  Reorganization Under Section 368 of the Code.......................28
   4.34  Full Disclosure....................................................28
   4.35  Securities Law Matters.............................................28
   4.36  Due Diligence......................................................29

ARTICLE 5
   REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB.........................30
   5.1   Corporate Organization.............................................30
   5.2   Authorization and Approval of Agreement............................30
   5.3   Ability to Carry Out Agreement.....................................30
   5.4   Investment Representation..........................................31
   5.5   No Broker Involved.................................................31
   5.6   Parent Common Stock................................................31
   5.7   ...................................................................31

ARTICLE 6
   CERTAIN COVENANTS........................................................31
   6.1   Conduct of Business................................................31
   6.2   Public Announcements...............................................33


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   6.3   Supplements to Schedules...........................................34
   6.4   Pooling of Interests Accounting....................................34
   6.5   Antitrust Filing...................................................34
   6.6   No Solicitation of Transactions....................................34
   6.7   Shareholder Approval...............................................35
   6.8   Dissenters' Rights Notices.........................................35
   6.9   Shareholder Representative.........................................35
   6.10  Certain Shareholder Covenants......................................36
   6.11  Access to Information..............................................37
   6.12  Legal Requirements.................................................37
   6.13  Third Party Consents...............................................37
   6.14  FIRPTA.............................................................38
   6.15  Notification of Certain Matters....................................38
   6.16  Tax Matters........................................................38
         (a)  Termination of  S Corporation Election........................38
         (b)  Allocation of Income..........................................38
         (c)  Tax Returns...................................................38
         (d)  Post-Closing Tax Audits.......................................38
   6.17  Best Efforts and Further Assurances................................38
   6.18  Post-Closing Audit.................................................39
   6.19  Cooperation Following the Closing..................................40

ARTICLE 7
   SURVIVAL AND INDEMNIFICATION.............................................40
   7.1   Indemnification Obligations of the Shareholders....................40
   7.2   Indemnification Obligations of Parent..............................41
   7.3   Limitations on Indemnification.....................................42
   7.4   Indemnification Procedure..........................................43
   7.5   Survival; Claims Period............................................44
   7.6   Recovery...........................................................45

ARTICLE 8
   CONDITIONS PRECEDENT TO OBLIGATIONS OF PARENT AND SUB....................45
   8.1   Conditions Precedent...............................................45
         (a)  Representations, Warranties and Covenants.....................45
         (b)  Legal Actions.................................................46
         (c)  Consents......................................................46
         (d)  Deliveries....................................................46
         (e)  Antitrust Filing..............................................46
         (f)  Pooling Opinion...............................................47
         (g)  Stock Price of Parent Common Stock............................47
         (h)  Escrow Agreement..............................................47
         (i)  Non-Competition Agreements....................................47


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         (j)  No Material Adverse Change....................................47
         (k)  Related Party Debt............................................47
         (l)  Dissenting Shares.............................................47
         (m)  Shareholder Approval..........................................48
         (n)  Corporate Documents...........................................48
         (o)  Registration Rights Agreement.................................48
         (p)  Termination of Certain Agreements.............................48
   8.2   Waiver.............................................................48

ARTICLE 9
   CONDITIONS PRECEDENT TO OBLIGATIONS
   OF THE SHAREHOLDERS AND COMPANY..........................................48
   9.1   Conditions Precedent...............................................48
         (a)  Representations, Warranties and Covenants.....................48
         (b)  Legal Actions.................................................48
         (c)  Deliveries....................................................48
         (d)  Antitrust Filing..............................................49
         (e)  Stock Price of  Parent Common Stock...........................49
         (f)  Registration Rights Agreement.................................49
         (g)  No Material Adverse Change....................................49
   9.2   Waiver.............................................................49

ARTICLE 10
   TERMINATION..............................................................50
   10.1  Termination........................................................50
   10.2  Effect of Termination..............................................51

ARTICLE 11
   CERTAIN EXPENSES.........................................................51
   11.1  Deal Expenses......................................................51
   11.2  Deal Expenses Paid in Event of Closing.............................51
   11.3  Deal Expenses Paid in Event of Termination.........................51

ARTICLE 12
   MISCELLANEOUS............................................................52
   12.1  Benefits and Burdens: Assignment...................................52
   12.2  Amendment..........................................................52
   12.3  Notices............................................................52
   12.4  Entire Agreement...................................................53
   12.5  Headings...........................................................53
   12.6  Construction.......................................................54
   12.7  Incorporation of Exhibits and Schedules............................54
   12.8  Counterparts.......................................................54


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   12.9  Governing Law......................................................54
   12.10 Enforcement; Jurisdiction; Waiver of Jury Trial....................54
   12.11 Severability.......................................................55
   12.12 Time...............................................................55
   12.13 Knowledge..........................................................55
   12.14 Statutes...........................................................55
   12.15 Specific Performance and Other Remedies............................55



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                                  DEFINED TERMS

    The following is a list of the defined terms used in this Agreement:

TERMS                                                                   SECTION
1996 Financial Statements.........................................Section 4.7(a)
1997 Financial Statements.........................................Section 4.7(a)
1998 Financial Statements.........................................Section 4.7(a)
Affiliate.........................................................Section 4.5(a)
Agreement..............................................Recitals and Section 12.7
Alternative Transaction........................................Section 6.6(a)(i)
Ancillary Agreements..............................................Section 4.1(b)
Antitrust Filing.....................................................Section 6.5
Average Closing Price.............................................Section 2.1(a)
Benefit Plans....................................................Section 4.17(b)
C Corporation Period.............................................Section 4.19(j)
CERCLA...........................................................Section 4.15(b)
Certificate(s)....................................................Section 2.3(a)
Certificate of Merger................................................Section 1.4
Claims Period........................................................Section 7.5
Closing..............................................................Section 3.1
Closing Balance Sheet............................................Section 6.18(a)
Closing Date.........................................................Section 3.1
Closing Equity...................................................Section 6.18(b)
COBRA............................................................Section 4.17(e)
Code....................................................................Recitals
Company.................................................................Recitals
Company Ancillary Agreements......................................Section 4.1(a)
Company Contracts...................................................Section 4.21
Company Shareholders Meeting......................................Section 4.1(a)
Company Shares.......................................................Section 2.1
Deal Expenses.......................................................Section 11.1
Deficit Amount.......................................................Section 2.4
Disclosure Schedule....................................................Article 4
Dissenting Shares..............................................Section 2.3(f)(i)
Effective Time.......................................................Section 1.4
Employees........................................................Section 4.17(b)
Environmental Laws...............................................Section 4.15(a)
ERISA............................................................Section 4.17(a)
Escrow Agreement.......................................Section 2.1(b) and 8.1(h)
Escrow Shares.....................................................Section 2.1(b)

Exchange Act.........................................................Section 5.3


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Exchange Ratio....................................................Section 2.1(a)
Financial Statement Date..........................................Section 4.7(a)
Financial Statements..............................................Section 4.7(a)
Fully Diluted Company Shares......................................Section 2.1(a)
HSR Act..............................................................Section 5.3
Indemnified Party.................................................Section 7.4(a)
Indemnifying Party................................................Section 7.4(a)
Intellectual Property............................................Section 4.18(a)
Interim Balance Sheet.............................................Section 4.7(b)
Interim Financial Statements......................................Section 4.7(b)
Inventory...........................................................Section 4.13
Leased Real Property.............................................Section 4.14(a)
Material Adverse Change..............................................Section 4.9
Merger..................................................................Recitals
Merger Consideration..............................................Section 2.1(a)
Multiemployer Plan...............................................Section 4.17(h)
Nasdaq ...........................................................Section 2.1(a)
New York Law............................................................Recitals
NLRB.............................................................Section 4.23(a)
Non-Competition Agreements........................................Section 8.1(i)
OSHA.............................................................Section 4.23(e)
Parent..................................................................Recitals
Parent Ancillary Agreements..........................................Section 5.2
Parent Basket Amount..............................................Section 7.3(b)
Parent Common Stock..................................................Section 1.7
Parent Losses........................................................Section 7.1
Parent Indemnified Parties...........................................Section 7.1
Parent SEC Reports..................................................Section 4.36
Personal Assets...................................................Section 6.1(m)
Proceeding..........................................................Section 4.12
Qualified Retirement Plan........................................Section 4.17(k)
Registration Rights Agreement........................................Section 1.7
Related Party Obligations.........................................Section 4.5(c)
Rule 145 Affiliates.................................................Section 4.31
S Corporation Period.............................................Section 4.19(j)
S Election.......................................................Section 4.19(j)
Securities Act.......................................................Section 1.7
Shareholder Ancillary Agreements..................................Section 4.1(b)
Shareholder Indemnification Parties..................................Section 7.2
Shareholder Losses...................................................Section 7.2
Shareholder Basket Amount.........................................Section 7.3(a)
Shareholder Representative........................................Section 6.9(a)
Shareholder(s)..........................................................Recitals


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Statement of Closing Equity......................................Section 6.18(b)
Sub.....................................................................Recitals
Surviving Corporation................................................Section 1.1
Target Amount........................................................Section 2.4
Tax..............................................................Section 4.19(a)
Tax Return.......................................................Section 4.19(b)
Termination Date....................................................Section 10.1
Third Party....................................................Section 6.6(a)(i)






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                                    EXHIBITS




Exhibit A              Registration Rights Agreement

Exhibit B              Escrow Agreement

Exhibit C              Opinion of Counsel for the Company and the Shareholders

Exhibit D              Non-Competition Agreement

Exhibit E              Opinion of Counsel for Parent and Sub

Exhibit F              One Year Employment Agreement Between Company and
                       Louis B. Tehan






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                                MERGER AGREEMENT

                  THIS  MERGER  AGREEMENT, dated  as  of  June  15,  1999 (the
"Agreement"), by and among DOLLAR TREE STORES, INC., a Virginia corporation ("Parent"), DOLLAR TREE NEW YORK, INC., a New York corporation and a wholly owned subsidiary of Parent ("Sub"), TEHAN'S MERCHANDISING, INC., a New York corporation (the "Company"), and RICHARD J. TEHAN, STEVEN A. TEHAN, BASIL L. TEHAN, ROBERT J. TEHAN, and FREDERICK J. TEHAN, the sole shareholders of the Company (each may be referred to herein as a "Shareholder" or collectively as the "Shareholders").

                              W I T N E S S E T H:

                  WHEREAS, the respective Boards of Directors of Parent, Sub and the Company have each determined that it is in the best interests of their respective shareholders that, upon the terms and subject to the conditions of this Agreement and in accordance with the New York Business Corporation Law ("New York Law"), Sub and the Company will enter into a business combination transaction pursuant to which Sub will merge with and into the Company (the "Merger");

                  WHEREAS, Parent and Sub require the Merger to be accounted for as a pooling of interests and to qualify as a "reorganization" within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code");

                  WHEREAS, the parties have determined that the Merger and the other transactions contemplated hereby are consistent with, and in furtherance of, their respective business strategies and goals;

                  WHEREAS, the Board of Directors of Sub and Parent has approved this Agreement, the Merger, and the transactions contemplated hereby in accordance with applicable law and the Articles or Certificate of Incorporation and By-laws of Parent and Sub;

                  WHEREAS, the Board of Directors of the Company has (i) approved this Agreement, the Merger, and the transactions contemplated hereby in accordance with the requirements of New York Law and the Certificate of Incorporation and the By-laws of the Company; (ii) found this Agreement, the Merger, and the transactions contemplated hereby to be fair to the Shareholders; and (iii) directed this Agreement and the Merger to be submitted to, and recommended approval by, the Shareholders;

                  WHEREAS, the Company and the Shareholders, on the one hand, and Parent and Sub, on the other hand, desire to make certain representations, warranties, covenants and other agreements in connection with the Merger; and

                  WHEREAS, a portion of the shares of common stock of Parent otherwise issuable by Parent in connection with the Merger shall be placed in escrow by Parent for purposes of


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satisfying damages, losses, expenses and other similar charges which result from breaches of the representations, warranties and covenants of the Company and the Shareholders contained herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

                                    ARTICLE 1
                                   THE MERGER

                  1.1 Surviving Corporation. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with New York Law, at the Effective Time (as defined in Section 1.4), Sub shall be merged with and into the Company. The separate corporate existence of Sub shall cease and the Company shall continue as the surviving corporation of the Merger (sometimes referred to herein as the "Surviving Corporation") as a wholly-owned subsidiary of Parent under the name of the Sub and shall continue its corporate existence under the laws of the State of New York.

                  1.2 Certificate of Incorporation; Bylaws. At the Effective Time, the Certificate of Incorporation of the Surviving Corporation shall amended to take the same form as the Certificate of Incorporation of the Sub until thereafter amended as provided by law. The Bylaws of Sub, as in effect immediately prior to the Effective Time, shall become the Bylaws of the Surviving Corporation until thereafter amended.

                  1.3 Directors and Officers. The directors of Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation immediately after the Effective Time, each to hold the office of director of the Surviving Corporation in accordance with the provisions of the applicable laws of the State of New York and the Certificate of Incorporation and Bylaws of the Surviving Corporation until their successors are duly qualified and elected. The officers of Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation immediately after the Effective Time, each to hold office in accordance with the provisions of the Bylaws of the Surviving Corporation.

                  1.4 Effective Time. As promptly as practicable after the satisfaction or waiver of the conditions set forth in Articles 8 and 9, the parties hereto shall cause the Merger to be consummated by filing a certificate of merger (the "Certificate of Merger"), together with any required related certificates, with the Secretary of State of the State of New York, in such form as required by, and executed in accordance with the relevant provisions of, New York Law and in such form as approved by the Company and Parent prior to such filing. The Merger shall become effective on the later of (i) the time of filing by the Department of State of the State of New York in accordance with New York Law of the original, properly executed Certificate of Merger, or (ii) 11:59 p.m. on June 30, 1999, which is the time specified to be the effective time in the Certificate of Merger. The time at which the Merger shall become effective is referred to herein as the


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"Effective Time." The Certificate of Merger shall be submitted for filing at the time of the Closing and a draft thereof may be submitted prior thereto for clearance.

                  1.5 Other Effects of the Merger. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of New York Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the rights, privileges, immunities, powers and purposes and all the property, real and personal, including subscriptions to shares, causes of action and every other asset of the Company and Sub shall vest in the Surviving Corporation without further act or deed, and all liabilities, obligations and penalties of the Company and Sub shall become the liabilities, obligations and penalties of the Surviving Corporation.

                  1.6 Tax-Free Reorganization. The Merger is intended to constitute a reorganization within the meaning of Section 368(a) of the Code, and this Agreement is intended to constitute a plan of reorganization within the meaning of the regulations promulgated under Section 368(a) of the Code.

                  1.7 Registration of Shares. Parent and Shareholders shall execute and deliver at Closing a Registration Rights Agreement in the form attached hereto as Exhibit A (the "Registration Rights Agreement") regarding the filing of a registration statement covering the resale by the Shareholders of the shares of voting common stock, par value $.01 per share, of Parent (the "Parent Common Stock") to be issued in the Merger and other matters all as set forth in such Registration Rights Agreement.

                                    ARTICLE 2
                      PURCHASE PRICE; CONVERSION OF SHARES

                  2.1 Conversion or Cancellation of Shares; Escrow. Subject to the provisions of this Article 2, at the Effective Time, by virtue of the Merger and without any further action by the Shareholders, the shares of capital stock of the Company outstanding immediately prior to the Effective Time (the "Company Shares") shall be canceled and extinguished and automatically converted into shares of Parent Common Stock, as follows:

                           (a)   Exchange Ratio.  Each Company  Share issued and
outstanding immediately prior to the Effective Time shall be converted, subject to Sections 2.1(c) and 2.2, into that number of shares of Parent Common Stock as is determined by multiplying such Company Share by a ratio equal to (i) Merger Consideration divided by (ii) Fully Diluted Company Shares (such ratio shall be referred to herein as the "Exchange Ratio"). The "Merger Consideration" shall be a number of shares of Parent Common Stock equal to $20,000,000 divided by the arithmetic average of the closing price per share of Parent Common Stock, as reported on the Nasdaq National Market System (the "Nasdaq"), for each of the four (4) consecutive trading days ending with the trading day which occurs immediately prior to the Closing Date (the "Average Closing Price"). "Fully Diluted Company Shares" means the total number of shares of Company common stock issued and outstanding immediately prior to the Effective Time plus any such shares which may be


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



or become issuable by the Company pursuant to options, warrants, convertible securities or other stock rights as of the Effective Time.

                           (b)  Escrows of Shares.  An aggregate of five percent
(5%) of the shares of Parent Common Stock issuable with respect to Company Shares in the Merger (together with any dividends or distributions accrued or made with respect to such shares of Parent Common Stock after the Effective Time and any other securities or property which may be issued after the Effective Time in exchange for such shares of Parent Common Stock in any merger or recapitalization or similar transaction involving Parent, the "Escrow Shares") shall be transferred and pledged when and as issued on a pro rata basis to the Escrow Agent (as defined in the "Escrow Agreement" attached as Exhibit B) to secure the payment of any Deficit Amount pursuant to Section 2.4 hereof and the indemnification obligations of the Shareholders pursuant to this Agreement and the Escrow Agreement.

                           (c)  Stock  Splits,  etc.  If  after  the date of the
signing of this Agreement but prior to the Effective Time, Parent should split or combine the Parent Common Stock, or pay a stock dividend or other stock distribution in Parent Common Stock, or otherwise change the Parent Common Stock into any other securities, or make any other dividend or distribution on the Parent Common Stock, then the Exchange Ratio and the number of shares of Parent Common Stock constituting the aggregate consideration issuable in the Merger in respect of Company Shares shall be appropriately adjusted to reflect such change.

                           (d) Stock of Sub.  Each  share of common  stock,  par
value $.01 per share, of Sub issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one (1) duly and validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

                  2.2 Fractional Shares. No scrip or fractional shares of Parent Common Stock shall be issued in the Merger. For purposes of determining the number of shares of Parent Common Stock to be issued to each Shareholder in the Merger, all the Company Shares owned by such Shareholder shall be aggregated prior to applying the Exchange Ratio. If, after such aggregation, any Shareholder is to receive a fractional share, such Shareholder shall be entitled, after the later of (a) the Effective Time or (b) the surrender of such Shareholder's Certificate(s) (as defined below) that represent such Company Shares, to receive from Parent an amount in cash in lieu of such fractional share, based on the Average Closing Price.

                  2.3      Procedures Relating to Company Shares.

                           (a)    Exchange of Certificates.  On or prior to the
Closing Date, each Shareholder shall surrender all outstanding certificates which immediately prior to the Effective Time represented Company Shares (the "Certificate" or "Certificates") for payment therefor and conversion thereof. Delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to Parent. Upon surrender to Parent of a Certificate, the


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



holder of such Certificate shall be entitled to receive in exchange therefor (i) one or more certificates as requested by the holder (properly issued, executed and countersigned, as appropriate) representing that number of whole shares of fully paid and nonassessable shares of Parent Common Stock to which such holder of Company Shares shall have become entitled pursuant to the provisions of
Section 2.1 hereof; (ii) as to any fractional share of Parent Common Stock, a check representing the cash consideration to which such holder shall have become entitled pursuant to Section 2.2 hereof; and (iii) any dividend or other distribution to which such holder is entitled pursuant to Section 2.3(b) hereof, and the Certificate so surrendered shall forthwith be canceled. No interest will be paid or accrued on the cash payable upon the surrender of the Certificates. If any portion of the consideration to be received pursuant to Sections 2.1, 2.2 and 2.3(b) upon exchange of a Certificate (whether a certificate representing shares of Parent Common Stock or by check representing cash for a fractional share) is to be issued or paid to a person other than the person in whose name the Certificate surrendered in exchange therefor is registered, it shall be a condition of such issuance and payment that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such exchange shall pay in advance any transfer or other taxes required by reason of the issuance of a Certificate or a check representing cash for a fractional share to such other person, or established to the satisfaction of Parent that such tax has been paid or that such tax is not applicable. From the Effective Time until surrender in accordance with the provisions of this
Section 2.3, each Certificate shall represent for all purposes only the right to receive the consideration provided in Sections 2.1, 2.2 and 2.3(b). All payments of respective shares of Parent Common Stock that are made upon surrender of Certificates in accordance with the terms hereof shall be deemed to have been made in full satisfaction of rights pertaining to the Company Shares evidenced by such Certificates.

                           (b)Cash Payments. No dividends or other distributions
with respect to Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 2.2, in each case until the surrender of such Certificate in accordance with this Article 2. Following surrender of any such Certificate, there shall be paid to the holder of the certificate representing whole shares of Parent Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of any cash payable in lieu of a fractional share of Parent Common Stock to which such holder is entitled pursuant to Section 2.2 and the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Parent Common Stock; and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such whole shares of Parent Common Stock.

                           (c) Lost, Mislaid, Stolen or Destroyed Certificates.
In the case of any lost, mislaid, stolen or destroyed Certificate, the holder thereof may be required, as a condition precedent to delivery to such holder of the consideration described in Sections 2.1, 2.2 and 2.3(b) hereof, to deliver to Parent a bond in such reasonable sum or a reasonably satisfactory indemnity agreement as Parent may direct as indemnity against any claim that may be made against Parent or the Surviving Corporation with respect to the Certificate alleged to have been lost, mislaid, stolen or destroyed.

                           (d)    No Stock Transfers.  After the Effective Time,
there shall be no transfers on the stock transfer books of the Surviving Corporation of the Company Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for transfer, they shall be canceled and exchanged for the consideration described in Sections 2.1, 2.2 and 2.3(b) hereof.

                           (e)    Unclaimed Merger Consideration.  Any shares of
Parent Common Stock or cash due former shareholders of the Company pursuant to Sections 2.1, 2.2 and 2.3(b) hereof that remain unclaimed by such former shareholders for six (6) months after the Effective Time shall be held by Parent, and any former holder of Company Shares who has not theretofore complied with Section 2.3(a) shall thereafter look only to Parent for issuance of the number of shares of Parent Common Stock and other consideration to which such holder has become entitled pursuant to the provisions of Sections 2.1, 2.2 and 2.3(b) hereof; provided, however, that neither Parent nor any party hereto shall be liable to a former holder of Company Shares for any amount required to be paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

                           (f) Dissenting Shares.

                                    (i)   To the extent that the availability of
appraisal rights are mandated under New York Law, Company Shares that have not been voted for adoption of the Merger and with respect to which appraisal rights have been properly demanded in accordance with New York Law (the "Dissenting Shares") shall not be converted pursuant to this Article 2 or transferred to the Escrow Agent at or after the Effective Time unless and until the holder of such shares becomes ineligible for such appraisal rights. If a holder of Dissenting Shares becomes ineligible for appraisal, then, as of the Effective Time or the occurrence of such event, whichever later occurs, such holder's Dissenting Shares shall cease to be Dissenting Shares and shall be converted pursuant to this Article 2 (subject to all of the rights and obligations of the Shareholders hereunder). The Company shall immediately give Parent notice of such assertion and Parent shall have the right to participate in all negotiations and proceedings with respect to any such demands. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to, or settle or offer to settle, any such demand for payment. Holders of Dissenting Shares shall have those rights, but only those rights, of holders of "dissenting shares" under Sections 623 and 910 et seq. of the New York Law, and payment for Dissenting Shares shall only be made as required by New York Law.

                                    (ii)  Each  Shareholder  hereby  irrevocably
disclaims and relinquishes, for himself, his personal representative, successors, heirs and assigns any and all rights to demand or be paid for the fair value of such Company Shares as described above.

                  2.4 Post-Closing Adjustment. If the Closing Equity as determined in accordance with Section 6.18 is less than $3,500,000 (the "Target Amount"), then the excess of the Target Amount over the Closing Equity (as defined in Section 6.18) shall be referred to as the "Deficit Amount" and, within five (5) business days of the date on which the final Statement of Closing Equity (as defined in Section 6.18) is determined (or on such earlier date as may be set forth in the Escrow Agreement), the Escrow Agent shall surrender to Parent, out of the Escrow Shares, a number of shares of Parent Common Stock for cancellation without consideration determined by dividing (i) the Deficit Amount by (ii) the Average Closing Price; provided, however, that the Shareholders shall be responsible for paying the Deficit Amount in accordance with Article 7, if such Escrow Shares are insufficient to pay the Deficit Amount.

                                    ARTICLE 3
                                     CLOSING

                  3.1 The Closing. The closing ("Closing") will take place at 10:00 a.m. New York time on a date to be specified by the parties, at a mutually agreed location, no later than the second business day after fulfillment of all the conditions set forth in Article 8 which have not been waived by Parent, and all the conditions set forth in Article 9 which have not been waived by the Company. The parties will use all commercially reasonable efforts to close on June 25, 1999, but shall have no obligation to waive any conditions to closing that have not been fulfilled by June 25, 1999. The date on which the Closing is held is referred to as the "Closing Date." In the event the Closing is held before the Effective Time, all deliveries at Closing shall be held in escrow by counsel to the parties until the Effective Time, at which time the deliveries shall be released.

                                    ARTICLE 4
                   SHAREHOLDER REPRESENTATIONS AND WARRANTIES

                  Each Shareholder severally and jointly represents and warrants to Parent and Sub, that subject only to the exceptions specifically stated in this Article and contained in the disclosure schedule delivered by the Company to Parent concurrently and identified as the "Disclosure Schedule," the following representations, warranties and schedules are true, accurate, and complete as of the date of this Agreement and as of the Closing Date:

                  4.1   Corporate Organization; Authorization.

                           (a) The Company has the requisite power and authority
to execute and deliver this Agreement and all agreements, documents and instruments executed and delivered by the Company in connection with the transactions contemplated by this Agreement (the "Company Ancillary Agreements") and to fully perform its respective obligations hereunder and thereunder, and the execution and delivery of this Agreement and the Company Ancillary Agreements by the Company and the Company's performance of the transactions contemplated herein and therein have been duly authorized by all requisite corporate and shareholder action. Pursuant to that certain unanimous consent in writing dated June 15, 1999, a certified copy of which is attached as Schedule

4.1(a) hereto, the Board of Directors and Shareholders of Company have, as of the date of this Agreement, determined unanimously that this Agreement and the Merger is fair to, and in the best interests of the Company and its shareholders, recommended that the shareholders of the Company approve this Agreement and irrevocably approved the Agreement and the Merger subject only to conditions precedent set forth in Article 8. Pursuant to such consent, (i) the Company has, in accordance with New York Law and other applicable law and its Certificate of Incorporation and Bylaws, convened a meeting of its shareholders (the "Company Shareholders Meeting") to consider and vote upon the Merger; (ii) the Board of Directors of the Company has recommended and declared advisable approval of this Agreement, the Certificate of Merger, the Merger and the other transactions contemplated hereby; and (iii) the shareholders of the Company have voted the requisite number of Company Shares for, or otherwise granted their approval of, the Merger, this Agreement, and the Certificate of Merger.

                           (b)  Each of the Shareholders has the requisite power
and capacity to execute and deliver this Agreement and all agreements, documents and instruments executed and delivered by such Shareholder in connection with the transactions contemplated by this Agreement (the "Shareholder Ancillary Agreements" and, together with the Shareholder Ancillary Agreements, the "Ancillary Agreements") and to fully perform his respective obligations hereunder and thereunder, and the execution and delivery of this Agreement.

                           (c) The Company is a corporation validly existing and
in good standing under the laws of the State of New York and has all requisite corporate power and authority to own, operate and lease its property and to carry on its business as now being conducted. The ownership or leasing of the Company's properties and the conduct of its business do not require that the Company be qualified to conduct business as a foreign corporation in any jurisdiction.

                           (d)  The Company has previously delivered to Parent a
true, correct, and complete copy of its Certificate of Incorporation, By-laws and all amendments to the foregoing. The minute books of Company made available to counsel for Parent are the only minute books of Company and contain a reasonably accurate summary, in all material respects, of all meetings of directors (or committees thereof) and the shareholders or actions by written consent since the time of incorporation of Company.

                  4.2      No Violation.

                           (a)  Neither  the  execution  and  delivery  of this
Agreement or any of the Ancillary Agreements by the Company or the Shareholders nor the consummation of the transactions contemplated hereby or thereby by the Company or the Shareholders shall (i) violate or result in a breach of or constitute a default under any provision of the Company's certificate of incorporation or bylaws; (ii) violate any order, arbitration award, judgment, decree, law, ordinance, regulation or any other restriction of any kind or character to which the Company or any Shareholder is a party or is bound or to which any property of the Company or any Shareholder is subject or is bound;
(iii) except as described in Section 4.2 (b) of the Disclosure Schedule, violate or result in a breach of or constitute a default (or would result in or constitute such a breach or default with notice or lapse of time or both) under any provision of any Company Contract (as defined below); (iv) except as described in Section 4.2 (b) of the Disclosure Schedule, require the consent of any other party to any of the items described in this subsection; or (v) except as described in the last sentence of
Section 5.3, require the consent or approval of any governmental body, agency or authority.

                           (b)     Attached as Section 4.2 (b) of the Disclosure
Schedule is a description of (i) all amounts that may become payable; (ii) all Company Contracts that may be in default or be breached, assuming no consents or waivers are obtained; and (iii) any expense or loss that may be realized under GAAP, as a result of or in connection with the Merger or the transactions contemplated by this Agreement.

                  4.3 Enforceability. The Company and the Shareholders have duly executed and delivered this Agreement and each of the Ancillary Agreements, and this Agreement and each of the Ancillary Agreements constitutes a valid and binding agreement, enforceable against the Company and the Shareholders in accordance with its terms, except as enforceability may be limited by laws of general application relating to bankruptcy, insolvency and debtors' relief, and by general principles of equity.

                  4.4      Capitalization.

                           (a)   The authorized capital stock of the Company and
the issued and outstanding shares of capital stock are set forth in Section 4.4(a) of the Disclosure Schedule. Section 4.4(a) of the Disclosure Schedule also sets forth a true and complete list of all of the shareholders of the Company as of the date of this Agreement, the number of shares of capital stock owned by each of them, the date such shares were transferred to the shareholders, and each shareholder's social security number and address. All of the Company's issued and outstanding shares of capital stock have been duly authorized and validly issued, are fully paid and nonassessable, are not subject to preemptive rights, and have been issued in compliance with all applicable federal and state securities laws.

                           (b)    Except for the Shareholders, no person owns or
has a beneficial or legal interest in any portion of the Company's capital stock. Except as set forth in Section 4.4(b) of the Disclosure Schedule, there are no warrants, options, agreements, calls, rights (including preemptive rights), convertible or exchangeable securities or other commitments pursuant to which the Company is or may become obligated to grant, issue, extend, accelerate vesting, sell, purchase, retire or redeem any shares of capital stock or other securities. There is no right of first refusal, co-sale right, right of participation, right of first offer demand, registration rights, restriction on transfer (other than pursuant to applicable securities laws), or other agreement or understanding applicable to the Company's capital stock or securities. Neither the Company nor any Shareholder is a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between or among any other persons, that affects or relates to the voting or giving of written consent with respect to any outstanding security of the Company, other than as contemplated hereby.

                           (c)     The Company Shares set forth as owned by each
Shareholder on Section 4.4(a) of the Disclosure Schedule are in fact owned individually only by such Shareholder and are free and clear of all liens, encumbrances, security interests, mortgages, pledges, charges, agreements, rights, options, warrants, restrictions and claims.

                  4.5      Subsidiaries; Affiliates; Conflict of Interest.

                           (a)    The Company has no subsidiaries.  The business
of the Company is conducted by the Company and is not directly or indirectly conducted through a subsidiary or Affiliate (as defined below) of Company, or by any other entity. The term "Affiliate" with respect to any person means any person or entity which controls such person, which that person controls, or which is under common control with that person. In the case of the Company, the term "Affiliate" shall include, but not be limited to, the Shareholders and the Shareholders' Affiliates. Affiliates of Shareholders include the spouse of a Shareholder, siblings and lineal descendants or ancestors of Shareholders, and any corporation, partnership, joint venture or other entity which any of the Shareholders, any spouse, sibling or lineal descendant or ancestor of a Shareholder, or a trust for the benefit of any of them, controls. For purposes of the preceding sentences, the term "control" means the power, direct or indirect, to direct or cause the direction of the management and policies of a person or entity through voting securities, contract or otherwise. Except as set forth in Section 4.5(a) of the Disclosure Schedule, no Affiliate of the Company has any direct or indirect interest (other than an investment interest in no more than five percent (5%) of the stock of a publicly traded company) in any creditor, competitor, supplier, customer, or lessor of Shareholders.

                           (b)      Except as set forth in Section 4.5(b) of the
Disclosure Schedule, no Affiliate of the Company is presently a party to any agreement or arrangement with the Company: (i) providing for the furnishing of raw materials, products or services to or by, or (ii) providing for the sale or rental of real or personal property to or from, any such entity.

                           (c)      Except as set forth in Section 4.5(c) of the
Disclosure Schedule, no Affiliate of the Company has any interest in: (i) any contract, arrangement or understanding with, or relating to, the business or operations of the Company; (ii) any loan, arrangement, understanding, agreement or contract for or relating to indebtedness of the Company; or (iii) any property (real, personal or mixed), tangible or intangible, used or currently intended to be used in, the business or operations of the Company. Following the Closing, the Company will not have any obligations of any kind to any Shareholder or any Affiliate of a Shareholder except for (i) accrued salary for the pay period commencing immediately prior to the Closing Date; and (ii) the obligations set forth at Section 4.5(c) of the Disclosure Schedule (collectively, the "Related Party Obligations").

                  4.6 Investments in Others. The Company does not have any investment in or advance or loan to or guarantee of, or any commitment to make any investment in, advance or loan to or guarantee of, any person, except as set forth in the Interim Balance Sheet (as defined below).

                  4.7      Financial Statements.

                           (a)    The Company's audited balance sheets as of the
end of, and related audited statements of income, retained earnings and cash flow for, the fiscal years ended December 31, 1998 (the "Financial Statement Date"), December 31, 1997, and December 31, 1996 are attached hereto at Section 4.7(a) of the Disclosure Schedule and are referred to herein collectively as the "Financial Statements" and individually as the "1998 Financial Statements," "1997 Financial Statements" and "1996 Financial Statements," respectively. The Financial Statements (i) present fairly, in all material respects, the financial position, results of operations and changes in cash flows, as the case may be, of the Company at the Financial Statement Date; and (ii) were prepared in accordance with GAAP in a manner consistent with the Company's historic GAAP accounting practices applied on a consistent basis, except as otherwise indicated in the text of such statements.

                           (b) The unaudited  balance sheet of the Company as of
May 31, 1999 (the "Interim Balance Sheet"), and the related statements of income for the five (5) months ended May 31, 1999 attached at Section 4.7(b) of the Disclosure Schedule, are referred to herein as the "Interim Financial Statements." The Interim Financial Statements (i) present fairly, in all material respects, the financial position and results of operations, as the case may be, of the Company at May 31, 1999; and (ii) except as described in Section 4.7(b) of the Disclosure Schedule were prepared in conformity with GAAP and in a manner consistent with the Company's historic accounting practices applied on a consistent basis, subject to normal and customary year-end closing adjustments, the lack of full footnote presentations, and lack of statements of cash flows and retained earnings.

                           (c)   Attached as Schedule 4.7(c) are reports showing
year-to-date sales information and comparable store net sales information for each of the Company's retail store locations (i) on an annual basis for the year ended December 31, 1998 compared with the year ended December 31, 1997; (ii) on a monthly basis for the five-month period ended May 31, 1999 compared with the five-month period ended May 31, 1998; and (iii) on a weekly basis for the period from June 1, 1999 to the date hereof compared with the same period in 1998. Such reports are true and complete and correctly present actual year-to-date sales and comparable store net sales of Seller in all material respects.

                  4.8 Unreported and Contingent Liabilities. Except as set forth at Section 4.8 of the Disclosure Schedule or as set forth in the 1998 Financial Statements and the Interim Financial Statements, the Company has no liabilities or obligations, whether accrued, absolute, fixed, known or unknown, contingent or otherwise, existing, arising out of or relating to any transaction entered into, or state of facts existing, on or prior to the date of this Agreement. The Company's liabilities under Guardian Life Insurance Company and State Workers Compensation claims have been fully accrued on the Financial Statements in an amount not less than that required by GAAP.

                  4.9 Absence of Certain  Changes.  Since December 31, 1998, the
business of the Company has been conducted only in the ordinary course and consistent with past practices, and except as set forth at Section 4.9 of the Disclosure Schedule, there has not been (a) any material adverse change (or any event that will have a material adverse change) in the condition (financial or otherwise), assets, liabilities, earnings, business, operations or prospects of the Company ("Material Adverse Change"); (b) any damage, destruction, casualty or other similar occurrence or event (whether or not insured against), which either singly or in the aggregate materially adversely affects the assets, liabilities, earnings, business or operations of the Company; (c) any mortgage or pledge of or encumbrance attached to any of the properties or assets of the Company not in the ordinary course of business; (d) any incurrence or creation of any liability, commitment or obligation in excess of $10,000 by the Company, except unsecured trade payables and other unsecured liabilities incurred in the ordinary course of business, and capital expenditures or contracts and commitments for capital expenditures made or entered into in the ordinary course of business; (e) any sale, transfer or other disposition by the Company of any of its assets (other than the Personal Assets as defined in Section 6.1(m)) in excess of $50,000 in the aggregate, except for inventory sold by the Company in the ordinary course of business; (f) any amendments or changes to the Certificate of Incorporation or Bylaws of Company; (g) any labor trouble, claim of wrongful discharge, or unlawful labor practice or claim (except matters in the aggregate will not result in potential damages greater than $20,000); (h) any change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by Company; (i) any revaluation by Company of any of its assets; (j) any declaration, setting aside or payment of a dividend or other distribution or deposit with respect to the capital stock of Company or a Shareholder, or direct or indirect redemption, purchase or other acquisition by Company of any of its capital stock except such dividends or other distributions totaling $1,410,000 which dividends and distributions were consistent with the historical practice and policy of Company; (k) any increase in the salary or other compensation payable or to become payable to any of its officers, directors, employees or advisors, or the declaration, payment or commitment or obligation of any kind for the payment of a bonus or other additional salary or compensation to any such person and except for increases, payments or commitments in the ordinary course of business and consistent with past practices; (l) any amendment or termination of any material contract, agreement or license to which Company is a party or by which it is bound; (m) any loan by Company to any person or entity, incurring by Company of any indebtedness, guaranteeing by Company of any indebtedness, issuance or sale of any debt securities of Company or guaranteeing of any debt securities of others, except for advances to employees for travel and business expenses in the ordinary course of business, consistent with past practices; (n) any waiver or release of any material right or claim of Company, including any write-off or other compromise of any account receivable of Company other than in the ordinary course of business and consistent with past practices; (o) any commencement or notice or threat of commencement of any lawsuit or proceeding against or governmental investigation of Company or its affairs; or (p) any issuance or sale by Company of any of its shares of capital stock, or securities or option or warrants exchangeable, convertible or exercisable therefor, or of any other of its securities.

                  4.10     [Reserved].

                  4.11 Licenses and Permits. Section 4.11(a) of the Disclosure Schedule sets forth all licenses and permits (including food stamp licenses, FDA licenses, food permits, liquor licenses, business licenses, fictitious name certificates, etc.) necessary for the conduct of the Company's business as now operated. Such licenses and permits are valid and in full force and effect. No action or claim is pending, or, to the knowledge of the Company, threatened, to revoke or terminate any such licenses or permits or declare any of them invalid in any respect and, except as set forth on Section 4.11(b) of the Disclosure Schedule, the transactions contemplated by this Agreement will not result in the revocation or termination of any such licenses or permits. A list of all such licenses and permits is attached at Section 4.11 of the Disclosure Schedule.

                  4.12 Litigation. Except as set forth at Section 4.12 of the Disclosure Schedule, there is not pending against the Company or, to the knowledge of the Company, threatened against the Company any claim, action, suit, arbitration proceeding, governmental proceeding or investigation or other proceeding of any character (the "Proceeding") (a) demanding money damages from the Company, or (b) demanding a temporary restraining order, preliminary injunction or a permanent injunction or order of specific performance against the Company. All of the items set forth on Section 4.12 of the Disclosure Schedule are fully covered by insurance except as indicated on such section of the Disclosure Schedule. All pending Proceedings relating to or involving the Company (or any of its officers or directors as such) are adequately provided for in the Interim Balance Sheet in accordance with GAAP. The Company is not subject to any judgment, decree, injunction, rule or order of any court, and the Company is not subject to any governmental restriction which is reasonably likely (i) to have a material adverse effect on the assets, liabilities, results of operations, financial condition, business or prospects of the Company or (ii) to cause a material limitation on Parent's ability to operate the business of the Company after the Closing. There are no Proceedings pending, nor to the best of the Company's knowledge, threatened, under or pursuant to any warranty, whether expressed or implied, on products sold by the Company.

                  4.13 Inventory. All of the Company's Inventory was purchased in the ordinary course of business. The Inventory is maintained on the financial records of the Company using historical valuation methods and practices consistent with those used in preparing the 1998 and 1997 Financial Statements as well as the Interim Financial Statements. All items of Inventory (i) are of good and merchantable quality for sale or use in the ordinary course of business; (ii) are not spoiled, damaged, crushed, defaced, defective, past their expiration date, or subject to recall; (iii) are in conformity with all applicable government requirements (including the Consumer Product Safety Act, Federal Hazardous Substances Act, Flammable Fabrics Act, and other federal and state product safety and labeling laws); and (iv) do not violate the intellectual property rights of any third party (including trademark, service mark, patent, or trade dress). Any items of Inventory which do not satisfy the requirements of the foregoing sentence shall be marked down to $0.00 on the Closing Balance Sheet and removed and retained by Shareholders. "Inventory" shall mean all of the Company's inventory and merchandise whether located in the stores, in a warehouse, or in transit to the stores, together with the Company's packaging Inventory and displays.

                  4.14     Real Property.

                           (a)  The Company does not own, nor has it ever owned,
any real property. Section 4.14(a) of the Disclosure Schedule sets forth a true and correct list of all real property currently leased by the Company (together with all fixtures and improvements thereon, the "Leased Real Property," broken down as follows:

                                (A) all leases for retail stores of the Company open on the date hereof;

                                (B)     all leases for retail  stores of the
                                        Company  that are not open as of the
                                        date hereof;

                                (C) a list of all leases for retail stores of the Company under negotiation; and

                                (D)     all other  real  property  leases of
                                        the Company, including the warehouse
                                        and office leases.

                           (b)   The Company is not a tenant under any leases of
real property used by the Company except as reflected in Section 4.14(a) of the Disclosure Schedule. The Company has previously delivered to Parent correct and complete copies of all of the leases and related amendments, modifications, subleases, and store, warehouse or headquarters license agreements.

                           (c)     Except as set forth at Section 4.14(c) of the
Disclosure Schedule, the Company has a valid leasehold interest in the Leased Real Property, free and clear of any mortgages, pledges, liens, security interests or other encumbrances of any nature.

                           (d)    The leases of the Leased Real Property are in
full force and effect. The Company has neither sent nor received written notice of any default under the leases of the Leased Real Property, and the Company has not breached any material covenant, agreement or condition contained in any lease of the Leased Real Property, nor has there occurred any event which with the passage of time or the giving of notice or both would constitute such a breach by the Company. The Company has paid in full or accrued all amounts due and owing, and has satisfied in full or accrued all of its liabilities and obligations, under the leases. The Company has not received any notice of any pending claim by any landlord or other third party adverse to the possessory rights of the Company under any leases, nor any other written notice of uncured default by the Company regarding any of the Leased Real Estate. The Company has the right to use such Leased Real Estate for the operations presently conducted. The Company is the tenant under all of the leases. The leases for any Leased Real Property which constitutes warehouse, office or other non-retail space may be terminated without penalty upon not more than six months' notice to the landlord thereunder.

                           (e)    To the best of Company's knowledge, no portion
of the Leased Real Property, or any of the buildings and improvements located thereon, violates in any material respect any law, rule, regulation, ordinance, or statute, including those relating to zoning, building, land use, environmental, health and safety, fire, air, sanitation and noise control. To the knowledge of the Company, except as set forth in Section 4.14(e) of the Disclosure Schedule, no pending or threatened condemnation or similar proceeding exists with respect to the Leased Real Property.

                           (f)     Except as set forth at Section 4.14(f) of the
Disclosure Schedule, the improvements and fixtures located on the Leased Real Property are in good condition and working order, without any material defect of any kind. The Company is in possession of all of the Leased Real Property and all improvements and fixtures located thereon, and the Company has adequate rights of ingress and egress with respect to such Leased Real Property and the improvements and fixtures located thereon.

                  4.15 Environmental Matters.  Except  as set  forth at Section
4.15 of the Disclosure Schedule:

                           (a)   the Company possesses, and is in compliance in
all material respects with, all permits, licenses and government authorizations and has filed all notices that are required under local, state and federal laws and regulations relating to protection of the environment, pollution control, product registration and hazardous materials (as defined below) ("Environmental Laws"), and the Company is in compliance in all material respects with all applicable limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in those laws or contained in any law, regulation, code, plan, order, decree, judgment, notice, permit or demand letter issued, entered, promulgated or approved thereunder;

                           (b) the Company has not received any notice of actual
or threatened liability under the Federal Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") or any similar state or local statute or ordinance from any governmental agency or any third party and there are no facts or circumstances which could reasonably form the basis for the assertion of any claim against the Company under any Environmental Laws including, without limitation, CERCLA or any similar local, state or foreign law with respect to any on-site or off-site location;

                           (c)   the Company has not entered into, agreed to nor
contemplates entering into any consent decree or order, and is not subject to any judgment, decree or judicial or administrative order relating to compliance with, or the cleanup of hazardous materials under, any applicable Environmental Laws;

                           (d)   the  Company  has  not  been  alleged  to be in
violation of, and has not been subject to any administrative or judicial proceeding pursuant to, applicable Environmental Laws or regulations either now or any time during the past five years;

                           (e)      the  Company is  not  subject to  any claim,
obligation, liability, loss, damage or expense of whatever kind or nature, contingent or otherwise, incurred or imposed or based upon any provision of any Environmental Law and arising out of any act or omission of the Company or its respective employees, agents or representatives or arising out of the ownership, use, control or operation by the Company of any plant, facility, site, area or property (including, without limitation, any plant, facility, site, area or property currently or previously owned or leased by the Company) from which any hazardous materials were released into the environment (the term "release"
meaning  any  spilling,   leaking,   pumping,   pouring,   emitting,   emptying,
discharging, injecting, escaping, leaching, dumping or disposing into the environment, and the term "environment" meaning any surface or ground water, drinking water supply, soil, surface or subsurface strata or medium, or the ambient air);

                           (f)   the Company has heretofore provided Parent with
true, correct and complete copies of all files of the Company relating to environmental matters (or an opportunity to review such files), and Section 4.15(f) of the Disclosure Schedule sets forth the amount of all fines, penalties or assessments paid within the last five years by the Company with respect to environmental matters, including the date of payment and the basis for the assertions of liability; and

                           (g)      to  the best of Company's and Shareholder's
knowledge, neither the Leased Real Property nor improvements or equipment included within the Leased Real Property contains any asbestos, PCBs or underground storage tanks.

As used in this Section 4.15, the term "hazardous materials" means any pollutant, hazardous substance, toxic, ignitable, reactive or corrosive substance, hazardous waste, special waste, industrial substance, by-product, process intermediate product or waste, petroleum or petroleum-derived substance or waste, chemical liquids or solids, liquid or gaseous products, or any constituent of any such substance or waste, the use, handling or disposal of which by the Company is in any way governed by or subject to any applicable law, rule or regulation of any governmental or regulatory authority.

                  4.16 Compliance With Laws Generally. The Company has complied and is in current compliance with all laws, rules, regulations and ordinances to which it is subject or by which it is bound (including the Product Safety Laws), except those that will not result in claims, liabilities or obligations which, in the aggregate, exceed $20,000. The Company's purchasing and sales practices comply with all laws, rules, regulations and ordinances as well as all restrictions to which the Company is subject. No action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed, commenced, or, to the best of the Company's knowledge, threatened against the Company alleging any uncured failure so to comply. There are no existing or, to the knowledge of the Company, proposed laws, rules, regulations or ordinances of such a nature as could reasonably be expected to materially adversely affect the continued conduct or profitability of the Company's business in the manner presently conducted.

                  4.17     Employee Benefit Plans.

                           (a)    Company has previously provided Parent with a
document setting forth a true and complete list of (i) the names, titles, locations of employment, annual salaries and other compensation and benefits of all employees of the Company; and (ii) the wage rates for non-salaried employees of the Company. Except as set forth at Section 4.17(a) of the Disclosure Schedule, there are no employees of the Company who are on military, disability, family or other leave of absence (whether or not approved) and who have reemployment rights or rights to health care continuation coverage under Part 6 of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or similar rights to benefits continuation.

                           (b)      Section  4.17(b) of the Disclosure Schedule
contains a true and complete list of all the following agreements or plans ("Benefit Plans") which are presently in effect or which have previously been in effect and which cover or covered any current or former employees, officers, directors or independent contractors of the Company ("Employees"):

                                    (i)  any employee benefit plan as defined in
Section 3(3) of ERISA, under which the Company has any outstanding, present, or future obligation or liability, or under which any Employee has any present or future right to benefits which are covered by ERISA; or

                                    (ii)  any  other  pension,  profit  sharing,
retirement, deferred compensation, stock purchase, stock option, incentive, bonus, vacation, severance, disability, hospitalization, medical, life insurance, or other employee benefit plan, program, policy, or arrangement, written or oral, which the Company maintains or to or under which the Company has any outstanding, present, or future obligations to contribute or make payments, whether voluntary, contingent or otherwise.

                           (c)    The Company has made available to Parent true,
correct and complete copies of all documents relating to the Benefit Plans, including but not limited to: (i) all plan documents, amendments, trust instruments and other material agreements adopted or entered into in connection with each of the Benefit Plans; (ii) all insurance and annuity contracts related to any Benefit Plans; (iii) all administrative notices and forms used for the Benefit Plans, including the notices and election forms used to notify employees and their dependents of their continuation coverage rights under the Company's group health plans; and (iv) the most recently available Form 5500 annual reports, certified financial statements, actuarial reports, summary plan descriptions and favorable determination letters for the Benefit Plans. Since the date these documents were supplied to Parent, no plan amendments have been adopted, no changes to these documents have been made, and no amendments or changes will be adopted or made prior to the Closing Date.

                           (d)   All of the Benefit Plans and the related trusts
subject to ERISA comply and have been administered in compliance with (i) the provisions of ERISA; (ii) all provisions of the Code applicable to secure the intended tax consequences; (iii) all applicable state and federal securities laws; and (iv) all other applicable laws, rules, regulations and collective bargaining agreements, except where the failure to so comply or to be so administered would not result in any monetary penalty against the Company. The Company has not received any written notice from any governmental agency or instrumentality questioning or challenging such compliance.

                           (e)    The Company has complied with the continuation
coverage requirements of Section 1001 of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and ERISA Sections 601 through 608 ("COBRA").

                           (f)   Neither the Company, its ERISA Affiliates (that
is, any entity which, together with the company, will be treated as a single employer within the meaning of Code Section 414(b), (c), (m) or (o)), nor any administrator or fiduciary of any Benefit Plan (or agent or delegate of any of the foregoing) has engaged in any transaction or acted or failed to act in any manner that could subject the Company to any direct or indirect liability (by indemnity or otherwise) for a breach of any fiduciary or co-fiduciary duty under ERISA. No party in interest (as defined in ERISA) or disqualified person (as defined in the Code) of any Benefit Plan has engaged in any prohibited transaction (within the meaning of ERISA Section 406 or Code Section 4975).

                           (g)  No Benefit Plan is subject to Title IV of ERISA,
and neither the Company nor any of its ERISA Affiliates have incurred any liability under Title IV of ERISA arising in connection with the termination of any plan covered or previously covered by Title IV of ERISA that could become, after the Closing Date, an obligation of Sub or any of its ERISA Affiliates.

                           (h)      Neither  the  Company  nor any of its ERISA
Affiliates  currently  is a party  to any  pension  or  welfare  plan  that is a multiemployer plan within the meaning of ERISA Section 4001(a)(3) ("Multiemployer Plan"). Neither the Company nor any of its ERISA Affiliates (i) currently has any liability to make any withdrawal liability payment to any Multiemployer Plan; (ii) will incur any such liability for which Sub or its affiliates may become liable; (iii) is delinquent in making any contributions required to be paid to any Multiemployer Plan; or (iv) is involved in any pending dispute with any Multiemployer Plan.

                           (i)      None  of the  Benefit Plans provides welfare
benefits, including, without limitation, death or medical benefits (whether or not insured), with respect to current or former Employees beyond their retirement or other termination of service (other than coverage required by COBRA or any similar state law).

                           (j)   Levels of insurance reserves, trust funding and
accrued liabilities with regard to all Benefit Plans (to which such reserves or liabilities do or should apply) are described at Section 4.17(j) of the Disclosure Schedule, and such levels are reasonable and sufficient to provide for all incurred but unreported claims and any retroactive or prospective premium adjustments.

                           (k)      Each   Benefit Plan which is intended to be
qualified under Code Section 401(a) ("Qualified Retirement Plan") is qualified in form and operation under Code Section 401(a) and its related trust is tax-exempt under Code Section 501. For each such plan, the Company has received from the Internal Revenue Service a favorable determination letter to the effect that the plan in form satisfies the requirements for qualification under Code Section 401(a) (taking into account the provisions of the Tax Reform Act of 1986 and all subsequent legislation). No amendment to any Qualified Retirement Plan made since applying for such determination letter could cause a disqualification of such plan. Any noncompliance or failure prior to the Closing Date properly to maintain, operate, or administer any Qualified Retirement Plan has not rendered and will not render: (i) such plan or its related trust or Sub or its ERISA Affiliates subject to, or liable (directly or indirectly) for, any taxes, penalties, or liabilities to any person or governmental agency; (ii) such plan subject to disqualification; or (iii) the trust under such plan subject to any liability for taxes.

                           (l)      All  contributions  (including all employer
contributions and employee salary reduction contributions) which are due or withheld have been paid to each such Employee Benefit Plan which is an Employee Pension Benefit Plan and all contributions for any period ending on or before the Closing Date which are not yet due have been paid to each such Employee Pension Benefit Plan or accrued in accordance with the past custom and practice of the Company. All premiums or other payments for all periods ending on or before the Closing Date have been paid with respect to each such Employee Benefit Plan which is an Employee Welfare Benefit Plan.

                           (m)      The Company's records accurately reflect its
Employees' employment histories, including their hours of service and years of vesting and eligibility service.

                           (n)      There is no pending or threatened complaint,
claim (other than a routine claim for benefits), proceeding, audit, or investigation of any kind in or before any court, tribunal, or governmental agency with respect to any Benefit Plan.

                  4.18     Intellectual Property.

                           (a) "Intellectual Property" means (a) all inventions,
patents, and patent applications; (b) all trademarks, service marks, trade dress, logos, trade names and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals thereof, including any such Intellectual Property associated with the name "Only $1", "Only $One" or other similar store or trade name used by the Company; (c) all copyrightable works and copyrights, and all applications, registrations, and renewals thereof; (d) all trade secrets and confidential business information (including ideas, research, and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals); (e) all other proprietary rights; and (f) all copies and tangible embodiments thereof (in whatever medium).

                           (b)   The Company owns (or has the royalty-free right
to use pursuant to license, sublicense, agreement, or permission) all Intellectual Property necessary and used for the operation of its business activities as presently conducted. Each item of Intellectual Property owned or available for use prior to the Closing hereunder will be owned or available for the royalty-free use by the Company immediately subsequent to the Closing. The Company has taken all necessary action to protect each item of Intellectual Property that it owns or uses. The Company has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and neither the Company nor any officers, directors, or employees of the Company has ever received any charge, complaint, claim, demand, or notice alleging such interference, infringement, misappropriation, or violation (including any claim that Company must license or refrain from using any Intellectual Property rights of any third party). To the best of the knowledge of the Company, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of the Company.

                           (c)     Section 4.18(c)(i) of the Disclosure Schedule
identifies each Intellectual Property registration which has been issued to the Company and each pending Intellectual Property application which has been made by the Company. Section 4.17(c)(ii) of the Disclosure Schedule identifies each license, agreement, or other permission which the Company has granted to any third party with respect to any of its Intellectual Property. Section 4.17(c)(iii) of the Disclosure Schedule identifies each license, agreement, or other permission which has been granted to the Company by any third party with respect to any Intellectual Property used in the operation of the Company's business.

                           (d)      Nothing  herein shall entitle Parent to the
post-closing use or other right to the name "Tehan's" either alone or in other form.

                  4.19     Tax Matters.

                           (a) "Tax" means any federal, state, local, or foreign
income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code ss.59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

                           (b)      "Tax Return" means any return, declaration,
report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

                           (c)     The Company has filed all Tax Returns that it
was required to file. All such Tax Returns were correct and complete in all respects. All Taxes owed by the Company (whether or not shown on any Tax Return) have been paid. The Company is not currently the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of the Company that arose in connection with any failure (or alleged failure) to pay any Tax.

                           (d) The Company has withheld, paid or will pay before
Closing (subject to the terms of this Agreement) all Taxes required to have been withheld, paid or will pay before Closing (subject to the terms of this Agreement) in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

                           (e)   No director or officer (or employee responsible
for Tax matters) of the Company expects any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax Liability of the Company either (A) claimed or raised by any authority in writing or (B) as to which any of the directors and officers (and employees responsible for Tax matters) of the Company has knowledge based upon personal contact with any agent of such authority. Section 4.19(e) of the Disclosure Schedule lists all federal, state, local, and foreign income Tax Returns filed with respect to the Company for taxable periods ended on or after December 31, 1994, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. The Company has delivered to Parent correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Company since December 31, 1994.

                           (f)      The Company  has not  waived any statute of
limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

                           (g)    The Company has not filed a consent under Code
ss.341(f) concerning collapsible corporations. The Company has not made any payments, is obligated to make any payments, or is a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Code ss.280G. The Company has not been a United States real property holding corporation within the meaning of Code ss.897(c)(2) during the applicable period specified in Code ss.897(c)(1)(A)(ii). The Company has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Code ss.6662. The Company is not a party to any Tax allocation or sharing agreement. The Company (A) has not been a member of an Affiliated Group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Target) or (B) has any Liability for the Taxes of any Person (other than any of the Target and its Subsidiaries) under Reg. ss.1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

                           (h)   Section 4.19(h) of the Disclosure Schedule sets
forth the following information with respect to the Company as of the most recent practicable date (as well as on an estimated pro forma basis as of the Closing giving effect to the consummation of the transactions contemplated hereby): (A) the basis of the Company in its assets; (B) the amount of any net operating loss, net capital loss, unused investment or other credit, unused foreign tax, or excess charitable contribution allocable to the Company; and (C) the amount of any deferred gain or loss allocable to the Company arising out of any Deferred Intercompany Transaction.

                           (i)   The unpaid Taxes of the Company (A) did not, as
of the Most Recent Fiscal Month End, exceed the reserve for Tax Liability by more than $5,000 (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) and (B) do not exceed that reserve by more than $5,000 as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company in filing its Tax Returns.

                           (j) Company made a valid election under  Subchapter S
of the Code (the "S Election") to which all persons who were shareholders on the date of such election gave their consent and which became effective on February 1, 1993 (a copy of which is attached as Section 4.19(j) of the Disclosure Schedule and Company is, has been at all times since February 1, 1993 and will continue to be an S corporation (as defined in Section 1361 of the Code) until the day prior to the Effective Time (such period being called the "S Corporation Period"). The cause of the termination of Company's status as an "S" corporation will be the Merger. The period after the S Corporation Period is referred to as the "C Corporation Period."

                  4.20 No Broker Involved. Neither the Shareholders nor the Company has engaged any broker, finder or agent with respect to the transactions contemplated by this Agreement or with respect to the Company's sale or merger or any other transaction relating to the disposition of the Company's assets.

                  4.21 Contracts. Section 4.21 of the Disclosure Schedule contains a true and complete list of the following (hereinafter referred to as the "Company Contracts"):

                           (a)      all  bonds, debentures,  notes,  mortgages,
indentures or guarantees to which the Company is a party or by which any of its properties or assets (real, personal or mixed, tangible or intangible) is bound pursuant to which any indebtedness of the Company in the aggregate principal amount in excess of $10,000 is outstanding;

                           (b)     all leases to which the Company is a party or
by which any of its properties or assets (real, personal or mixed, tangible or intangible) is bound involving an annual rental payment in excess of $10,000 individually;

                           (c)   all loans and credit commitments to the Company
which are outstanding and pursuant to which any indebtedness of the Company in the aggregate principal amount in excess of $10,000 is outstanding, together with a brief description of such commitments and the name of each financial institution granting the same;

                           (d)      all contracts or agreements which limit  or
restrict in any respect the Company from engaging in any business in any jurisdiction;

                           (e)   all agreements or arrangements that contain any
severance pay or post-employment liabilities or obligations;

                           (f)     all bonuses, deferred compensation, incentive
compensation, pension, profit-sharing or retirement plans, or any other employee benefit plans or arrangements;

                           (g)      all  employment  or  consulting agreements,
contracts or commitments with any employee, not terminable by Company on thirty days notice without liability;

                           (h)      all agreements or plans, including, without
limitation, any stock option plans, stock appreciation right plans or stock purchase plans, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

                           (i)  all agreements of indemnification or guaranties;

                           (j)      all  agreements,  contracts  or commitments
containing any covenant limiting the freedom of Company to engage in any line of business or compete with any person;

                           (k)      all agreements,  contracts  or  commitments
relating to capital expenditures and involving future obligations in excess of $5,000 and not cancelable without penalty;

                           (l)      all  agreements,  contracts or  commitments
currently in force relating to the disposition or acquisition of assets not in the ordinary course of business or any ownership interest in any corporation, partnership, joint venture or other business enterprise;

                           (m)     all joint marketing or development agreements
or distribution agreements; or

                           (n)      all  existing  agreements,  contracts  and
commitments, written or oral (other than those described in the foregoing provisions of this Section 4.21) to which the Company is a party or by which the Company or any of their respective properties or assets may be bound (i) involving an annual commitment or annual payment by any party thereto of more than $10,000 individually; (ii) which cannot be terminated by the Company without penalty or further obligations on not more than 90 days' notice; or
(iii) which is otherwise material to the Company.

                  True and complete copies of all Company Contracts, including all amendments thereto, have been made available to Parent. The Company Contracts are valid and enforceable in accordance with their respective terms with respect to the Company (as applicable) and valid and enforceable in accordance with their respective terms with respect to any other party thereto, except as the enforceability may be limited by laws of general application relating to bankruptcy, insolvency, and debtor's relief and by the general principles of equity. The Company has physical possession of all equipment and other tangible physical assets which are covered by leases. There is not under any of the Company Contracts any existing breach, default or event of default by the Company or event that with notice or lapse of time or both would constitute a breach, default or event of default by the Company, nor does the Company know of, and nor has the Company received notice of, or made a claim with respect to, any breach or default by any other party thereto. To the knowledge of the Company, no customer or supplier which paid the Company or was paid by the Company more than $10,000 during calendar year 1997 or 1998 intends to terminate or materially alter its level of business with the Company as a result of the transactions contemplated by this Agreement.

                  4.22 Officers and Employees. Section 4.22 of the Disclosure Schedule contains a true and complete list of all of the officers and managers (except for store managers and warehouse managers) of the Company, specifying their title and annual rate of compensation, bonus eligibility and a true and complete list of all of the employees of the Company as of the date hereof with whom the Company has a written employment agreement or to whom the Company has made verbal commitments which are binding on the Company under applicable law. To Company's knowledge after reasonable inquiry, no employee of Company (i) is in violation of any term of any employment contract, patent disclosure agreement, non-competition agreement, or any restrictive covenant to a former employer relating to the right of any such employee to be employed by Company because of the nature of the business conducted or presently proposed to be conducted by Company or to the use of trade secrets or proprietary information of others; and (ii) has given notice to Company, nor is Company otherwise aware, that any employee intends to terminate his or her employment with Company except for terminations of a nature and number that are consistent with Company's prior experience.

                  4.23     Labor Relations.

                           (a)      Since January 1, 1996, (1) employees of the
Company have not been and are not represented by a labor organization which was either National Labor Relations Board ("NLRB") certified or voluntarily recognized or recognized under foreign law; (2) the Company has not been and is not a signatory to a collective bargaining agreement with any labor organization; (3) no representation election petition has been filed by employees of the Company or is pending with the NLRB and no union organizing campaign involving employees of the Company has occurred or is in progress; (4) no NLRB unfair labor practice claims have been filed and/or are presently pending against the Company or any labor organization representing its employees; (5) no grievance or arbitration demand, whether or not filed pursuant to a collective bargaining agreement, has been filed or is pending against the Company; (6) no hand billing, picketing, work stoppage (sympathetic or otherwise), or other "concerted action" involving the employees of the Company has occurred or is in progress; and/or (7) no breach of contract and/or denial of fair representation claim has been filed or is pending against the Company and/or any labor organization representing its employees;

                           (b)     Except as set forth in Section 4.23(b) of the
Disclosure Schedule, since January 1, 1996, no claim for unpaid wages or overtime or for child labor or record keeping violations has been filed or is pending under the Fair Labor Standards Act, Davis-Bacon Act, Walsh-Healey Act, or Service Contract Act or any other Federal, state, local or foreign law, regulation, or ordinance;

                           (c)     Except as set forth in Section 4.23(c) of the
Disclosure Schedule, since January 1, 1996, no discrimination and/or retaliation claim has been filed or is pending against the Company under the 1866 or 1964 Civil Rights Acts, as amended, the Equal Pay Act, the Age Discrimination in
Employment Act, the Americans with Disabilities Act, the Family and Medical Leave Act, the Fair Labor Standards Act, ERISA or any other Federal law or any comparable state fair employment practices act or foreign law regulating discrimination in the workplace;

                           (d)      Since  January 1, 1996,  if  the Company is
obligated to develop and maintain an affirmative action plan, no discrimination claim, show cause notice, conciliation proceeding, sanctions or debarment proceeding has been filed or is pending with any Federal agency or any comparable State or foreign agency or court and no desk audit or on-site review is in progress;

                           (e)      Since January 1, 1996, no citation has been
issued by Occupational Safety and Health Administration ("OSHA") against the Company and no notice of contest or OSHA administrative enforcement proceeding involving the Company has been filed or is pending;

                           (f)   Since January 1, 1996, no workers' compensation
or retaliation claim has been filed or is pending against the Company;

                           (g)      Since  January 1, 1996,  no citation of the
Company has occurred and no enforcement proceeding has been initiated or is pending under Federal or foreign immigration law; and

                           (h)      The Company has not taken any action  which
would constitute a "mass layoff" or "plant closing" within the meaning of the Worker Adjustment and Retraining Notification Act or otherwise trigger notice requirements or liability under any local or state plant closing notice law.

                           (i)     No employee of the Company is indebted to the
Company except in the ordinary course of business consistent with past practices and in no event in excess of $15,000 in the aggregate.

                           (j)     Except as disclosed on Section 4.23(j) of the
Disclosure Schedule, the Company has not entered into any written employment, covenant-not-to-compete, confidentiality, proprietary rights, restrictive covenant, severance, or golden parachute agreement with any present or former employee, consultant, or Affiliate which is currently in effect. The Company has not entered into any agreement, oral or written, with any present or former employee that by its terms obligates (either on an absolute or contingent basis) the Company or Parent to make any payment on, after, or in connection with the Closing to any present or former employee following his or her termination of employment.

                           (k)   Other than the Shareholders and Joe Burke, none
of the key operations employees of the Company has, to the best of Company's knowledge, expressed an intention to resign or retire as a result of the transaction contemplated by this Agreement or for any other reason.

                           (l)    All of Company's employees are employed at the
will of the Company and can be terminated by Company without cause at any time after the Closing without liability, penalty, salary continuation, or severance obligations of any sort whatsoever (including without limitation attorneys' fees).

                  4.24 Insurance. Section 4.24 of the Disclosure Schedule sets forth a true and complete list of the current insurance coverages for the Company, including names of carriers, amounts of coverage and premiums therefor. The Company has made available to the Parent true and complete copies of all such insurance policies.

                  4.25 Title to Property and Related Matters. The Company has good and valid title to or valid leasehold interest in its assets and property, as reflected in the Interim Balance Sheet or acquired after the date thereof (other than property sold or otherwise disposed of in the ordinary course of business since such date), and all of such assets and property is held free and clear of all title defects, liens, encumbrances, security interests and restrictions whatsoever, except, with respect to all such properties, (a) liens securing debt reflected as liabilities on the Interim Balance Sheet and (b) (i) liens for current taxes and assessments not overdue or in default; and (ii) mechanics', carriers', workmen's, repairmen's, statutory or common law liens relating to payments that are not delinquent.

                  4.26 Accounts and Notes Receivable. The accounts and notes receivable of the Company reflected on the Interim Balance Sheet arose from bona fide transactions in the ordinary course of business, have been extended on terms consistent with the past practice of the Company, and are not subject to any counterclaims or setoffs other than in the ordinary course (except for the amount of any applicable existing reserves for counterclaims or setoffs), and are fully collectible. At Closing, all loans payable to or receivable from any employees or the Shareholders or their Affiliates will be paid in full.

                  4.27 Nondisclosed Payments. Neither the Company nor any of the Company's officers or directors, nor anyone acting on behalf of any of them, has made or received any payments not correctly categorized and fully disclosed in the Company's books and records in connection with or in any way relating to or affecting the Company.

                  4.28 Credit Cards. Section 4.28 of the Disclosure Schedule sets forth a complete and correct list of all credit cards issued or caused to be issued by the Company to any person, firm or entity or under which the Company is or may be liable for charges or payments.

                  4.29     Business Practices.

                           (a)    Neither the Company nor any director, officer,
agent, employee or other Person acting on behalf of the Company has used any Company funds for improper or unlawful contributions, payments, gifts or entertainment, or made any improper or unlawful expenditures relating to political activity to domestic or foreign governmental officials or others. The Company has adequate financial controls to prevent such improper or unlawful contributions, payments, gifts, entertainment or expenditures. Neither the Company nor any current director, officer, agent, employee or other Person acting on behalf of the Company has accepted or received any improper or unlawful contributions, payments, gifts or expenditures. The Company has at all times complied, and is in compliance, in all respects with the Foreign Corrupt Practices Act and all foreign laws and regulations relating to prevention of corrupt practices and similar matters.

                           (b)  There is no agreement (noncompete or otherwise),
commitment, judgment, injunction, order or decree to which Company is a party or, to the knowledge of Company, otherwise binding upon Company, which has or reasonably could be expected to have the effect of prohibiting or impairing any business practice of Company, any acquisition of property (tangible or intangible) by Company or the conduct of business by Company. Without limiting the foregoing, Company has not entered into any agreement under which Company is restricted from selling, licensing or otherwise distributing any of its products to any class of customers, in any geographic area, during any period of time or in any segment of the market.

                  4.30 Bank Accounts. A true and correct list of the names and locations of all banks, trust companies, savings and loan associations and other financial institutions at which the Company maintains safe deposit boxes or accounts of any nature (together with the relevant account numbers and the names of all Persons authorized to draw thereon, make withdrawals therefrom or have access thereto) has been furnished to Parent.

                  4.31 Affiliates. Section 4.31 of the Disclosure Schedule lists each Person which is an "affiliate" of the Company within the meaning of Rule 145(c) promulgated under the Securities Act (the "Rule 145 Affiliates"). None of the Shareholders nor any Rule 145 Affiliates has, within the 30 days prior to the date of this Agreement, sold, transferred or otherwise disposed of, or in any other way reduced such person's risk with respect to, any shares of Parent Common Stock or other shares of the capital stock of Parent or shares of the capital stock of the Company held by such person.

                  4.32 Pooling. Since the date two (2) years prior to the date hereof:

                           (a) the Company has not been a subsidiary or division
of another corporation or other entity;

                           (b)     the Company has not effected any transactions
changing the relative percentage ownership of the Shareholders in the Company;

                           (c) the Company has not purchased any treasury shares
or redeemed any shares of capital stock or effected any exchange of  securities;
or

                           (d)     the Company has not paid nor shall it pay any
dividend or made any distribution in excess of amounts consistent with historical Company policies and practices or paid any bonus to shareholder employees that are not consistent with historical company policies and practices.

In addition, the shares of Parent Common Stock issued in the Merger will be shared ratably by the Shareholders based on their respective percentage ownership of the Company capital stock, and there is no agreement among the Shareholders providing for any reallocation of such Parent Common Stock among the Shareholders.

                  4.33 Reorganization Under Section 368 of the Code. The Company has not taken any action that would cause the Merger to fail to qualify as a reorganization with the meaning of Sections 368(a)(1)(A) and (a)(2)(E) of the Code.

                  4.34 Full Disclosure. Shareholders have disclosed in writing, or pursuant to this Agreement and the Schedules attached hereto, all facts material to the business, assets, prospects and condition (financial or otherwise) of Company. No representation or warranty to Parent by the Company or Shareholders contained in this Agreement, and no statement contained in the Schedules attached hereto (including the Financial Statements and the Interim Financial Statements), any certificate, list or other writing furnished to Parent by the Company or Shareholders pursuant to the provisions hereof or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein not misleading. All statements contained in this Agreement, the Schedules attached hereto, and any certificate, list, document or other writing delivered pursuant hereto or in connection with the transactions contemplated hereby shall be deemed a representation and warranty of the Shareholders for all purposes of this Agreement. Each representation, warranty, covenant, and agreement of the Company or Shareholders contained in this Agreement is independent of each other representation, warranty, covenant and agreement.

                  4.35     Securities Law Matters.

                           (a)   Each Shareholder is acquiring the Parent Common
Stock issuable in the Merger for his own account, and not as nominee or agent. Such Parent Common Stock is being and will be acquired for the purpose of investment and not with a view to distribution or resale thereof; subject, nevertheless, to the condition that, except as otherwise provided herein or in the Registration Rights Agreement and subject to compliance with applicable securities laws, the disposition of the property of such Shareholder shall at all times be within his control.

                           (b)    Each Shareholder understands that he must bear
the economic risk of its investment for an indefinite period of time because the Parent Common Stock issuable in the

Merger is not, and may not be, registered under the Securities Act or any applicable state securities laws, except as may be provided in this Agreement and the Registration Rights Agreement, and may not be resold unless subsequently registered under the Securities Act and such other laws or unless in the opinion of counsel to Parent an exemption from such registration is available.

                           (c)      Each  Shareholder  represents  that he is a
sophisticated investor and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of its investment in the Parent Common Stock issuable in the Merger. Such Shareholder further represents that he is an "accredited investor" as such term is defined in Rule 501 of Regulation D of the SEC under the Securities Act with respect to the purchase of the Parent Common Stock pursuant to the Merger.

                           (d)     Each Shareholder hereby acknowledges that the
shares of Parent Common Stock to be issued in the Merger (unless no longer required in the opinion of counsel to Parent) shall bear a legend substantially in the following form:

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

                           (e)    Each Shareholder certifies that: (i) the name,
address and social security number set forth on Section 4.4(a) of the Disclosure Schedule are each true, complete and correct; and (ii) such Shareholder is not subject to backup withholding because (A) the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends; or (B) the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.

                           (f) Each Shareholder represents that he has carefully
reviewed this Agreement and understands its contents and the significance thereof and has consulted with counsel with regard thereto. Each Shareholder understands that (i) in issuing the Parent Common Stock issuable in the Merger, Parent is relying upon the representations and warranties of such Shareholder in this Section 4.35 and (ii) receipt by Parent of the Certificates and the representations in this Agreement is an inducement and a condition to Parent's obligation to deliver any shares of Parent Common Stock to such Shareholder. The acquisition by such Shareholder of such Parent Common Stock shall constitute a confirmation by him of the foregoing.

                  4.36 Due Diligence. Each Shareholder acknowledges that he has been given full and fair opportunity to review and discuss, and has in fact, reviewed and discussed information relating to the Parent's business, affairs and current prospects with such officers of the Parent and others as he has deemed appropriate or desirable in connection with the transactions contemplated by this Agreement (including without limitation each registration statement, report and proxy or information statement filed by Parent with the SEC (collectively, the "Parent SEC Reports")). Such Shareholder further acknowledges that he has requested, received and reviewed such information, undertaken such investigation and made such further inquiries of officers of the Parent and others as it has deemed appropriate or desirable in connection with such transactions.

                                    ARTICLE 5
                REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

                  Parent and Sub jointly and severally represent and warrant to the Company that, as of the date of this Agreement and on the Closing Date:

                  5.1 Corporate Organization. Parent is a corporation validly existing and in good standing under the laws of the Commonwealth of Virginia and has all requisite corporate power and authority to own, operate and, lease its property and to carry on its business as now being conducted. The Sub is a corporation validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority to own, operate and, lease its property and to carry on its business as now being conducted.

                  5.2 Authorization and Approval of Agreement. Parent and Sub have all requisite corporate power and authority to execute and deliver this Agreement and the other agreements, documents and instruments executed and delivered by Parent or Sub in connection with the transactions contemplated by this Agreement (the "Parent Ancillary Agreements"), and to fully perform the obligations required to be performed by them hereunder and thereunder. All corporate proceedings required by Parent's and Sub's respective charter documents or otherwise required by law for the execution and delivery of this Agreement and the Parent Ancillary Agreements and for the consummation of the transactions provided for herein and therein have been duly taken. This Agreement and each of the Parent Ancillary Agreements has been duly and validly executed and delivered by Parent and Sub and is enforceable against Parent and Sub in accordance with its terms, except as the enforceability may be limited by laws of general application relating to bankruptcy, insolvency and debtors' relief, and by the general principles of equity.

                  5.3 Ability to Carry Out Agreement. The execution and delivery of this Agreement and the Parent Ancillary Agreements by Parent and Sub and the performance by Parent and Sub of their obligations hereunder and thereunder will not conflict with, violate or result in any breach of or constitute a default under any provisions of Parent's and Sub's Articles or Certificate of Incorporation or Bylaws or, except for the Parent's credit facilities and private placement notes, of any of the provisions of any indenture, mortgage, lease, agreement, license, permit, instrument, order, arbitration award, judgment, decree, law, ordinance, regulation or any other restriction of any kind or character to which Parent or Sub is a party or by which either of them is bound. Except for compliance with the applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") and the Securities Act, the Securities Exchange Act of 1934 (the

"Exchange Act"), applicable state securities laws, the bylaws of the NASD, any listing agreement with respect to the Parent Common Stock, and the filing of the Certificate of Merger with the State of New York, no consent of any governmental authority or other third party is required to be obtained on the part of Parent in connection with Parent's execution, delivery or performance of this Agreement or the Parent Ancillary Agreements.

                  5.4 Investment Representation. Parent and Sub are acquiring the Company Shares for investment and not with a view to, or for resale in connection with, any distribution of the Company Shares.

                  5.5 No Broker Involved. Parent and Sub have not expressly or impliedly engaged any broker, finder or agent with respect to the transactions contemplated by this Agreement.

                  5.6 Parent Common Stock. The shares of Parent Common Stock to be issued in the Merger will be validly issued, fully paid, nonassessable and free of preemptive rights.

                  5.7 Parent Common Stock Price. Between the date of this Agreement and the Effective Time, Parent shall not make any public announcements or governmental filings which, as of their respective release or filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, the effect of which is to cause an increase in the trading price of Parent Common Stock. The foregoing sentence shall in no way restrict the ability of Parent, its officers and directors and the officers and directors of its Affiliates from making public announcements or governmental filings, presenting at investment conferences or otherwise communicating with shareholders, analysts, or the general public concerning this transaction or the Parent's business, operations, or prospects.

                                    ARTICLE 6
                                CERTAIN COVENANTS

                  6.1 Conduct of Business. The Company covenants and agrees that from the date of this Agreement to the Closing Date, the Company shall (except as otherwise consented to in writing by Parent):

                           (a) carry on its business in a manner consistent with
prior practice and only in the usual and ordinary course, and use reasonable efforts to preserve its business organization intact and conserve the good will and relationships of its customers, suppliers and others having business relations with it;

                           (b)   maintain its existence and good standing in its
jurisdiction of organization plus in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification;

                           (c)     duly and timely file or cause to be filed all
reports and returns required to be filed with any governmental body, agency or authority and promptly pay or cause to be paid when due all taxes, assessments and governmental charges, including interest and penalties levied or assessed, unless diligently contested in good faith by appropriate proceedings;

                           (d)      maintain in existing condition and  repair,
consistent  with  past  practice,  all  buildings,   offices,  shops  and  other
structures located on the Leased Real Property, and all equipment, fixtures and other tangible personal property located on the Leased Real Property;

                           (e)      give Parent and Parent's employees, counsel,
accountants and advisors, full access upon reasonable notice during normal business hours to all of the properties, personnel, financial and operating data, books, tax returns, contracts, commitments, and records of the Company in connection with reviewing the Company and its respective properties and operations;

                           (f)   maintain in full force and effect all existing
policies of insurance except for replacements or renewals in the ordinary course of business;

                           (g)     use its reasonable best efforts to permit the
Company to retain the material benefits provided by all existing contracts and licenses to which the Company is a party under arrangements similar to those in effect prior to the Closing Date;

                           (h)      use its reasonable best efforts  to  assist
Parent and Sub in retaining the continued services of the Company's key employees, except for Shareholders and Joe Burke.

                           (i)      not amend its charter documents or bylaws;

                           (j)      not authorize for issuance, issue or deliver
any additional shares of its capital stock or securities convertible into or exchangeable for shares of its capital stock, or issue or grant any right, option or other commitment for the issuance of shares of its capital stock or of such securities, or split, combine or reclassify any shares of its capital stock;

                           (k)not incur any liability, commitment or obligation,
except unsecured current and trade liabilities and other unsecured liabilities incurred in the ordinary course of business;


                           (l)      not borrow, or agree to  borrow,  any funds
other than pursuant to its existing loan agreements or otherwise in the ordinary course of business;

                           (m)      not sell, transfer or otherwise dispose  of
assets, except for the sale or disposition of obsolete or damaged tangible personal property and except for (i) the sale of inventory and other assets in the ordinary course of business; and (ii) sales of Company-owned vehicles, art, and other assets identified on Schedule 6.1(m) ("Personal Assets") to one or more Shareholders for cash equal to the book value of the Personal Assets);


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



                           (n)      except for  amounts committed for emergency
repairs, not make any material capital commitments;

                           (o)      not mortgage, pledge or encumber any of its
assets or guaranty the obligations of any party except in the ordinary course of business;

                           (p)     except as set forth in Section 11.4, not make
any adjustments in the salary or wage rate of, or make or authorize any bonus, severance, or termination payments to or consulting arrangements with, any officer or employee or amend or adopt any employee benefit plan, without Parent's prior written consent, other than salary increases for the 1999 year which shall be made in amounts consistent with past practices;

                           (q)     take any action with the intention of causing
any of the representations and warranties made herein to be inaccurate on the Closing Date;

                           (r)      not dispose of or permit to lapse any rights
to the use of any patent, trademark, trade name, license or copyright, or dispose of or disclose to any person, any trade secret, formula, process, technology or know-how not heretofore a matter of public knowledge;

                           (s)     not declare, pay or set aside for payment any
dividend or other distribution in respect of the capital stock or other equity securities or equity interests of the Company and not redeem, purchase or issue any shares of the capital stock or other securities or equity interests of the Company or rights or obligations convertible into or exchangeable for any shares of the capital stock or other securities or equity interests of the Company or obligations convertible into such, or any options, warrants or other rights to purchase or subscribe to any of the foregoing;

                           (t)    deliver to Parent on or prior to the fifteenth
(15th) business day of each month a balance sheet of the Company in the form of the Interim Balance Sheet as of the end of the prior month and an income statement for such month in each case accompanied by a certificate executed by the chief financial officer on behalf of the Company that such statements have been prepared in accordance with the standards set forth in Section 4.7(b); and

                           (u)       not  take any action outside  the ordinary
course of business consistent with past practice (unless contemplated by this Agreement) without having notified Parent and KPMG of such proposed action and obtaining the advice of KPMG that such action will not jeopardize the characterization of the Mergers as a "pooling of interests" for accounting purposes.

                  6.2 Public Announcements. As soon after execution of this Agreement as is practicable, Parent, at its option, shall have the right to issue a press release relating to the subject matter of this Agreement and the transactions contemplated thereby. The timing and content of all other announcements regarding any aspect of this Agreement or the Merger to the financial community, government agencies, employees or the general public shall be mutually agreed upon by Parent and the Company in advance (unless Parent or the Company is advised by counsel that any such announcement or other disclosure not mutually agreed upon in advance is required to be made by law, SEC policy or regulation, any applicable bylaw of the NASD or any listing agreement relating to the Parent Common Stock).

                  6.3 Supplements to Schedules. From time to time prior to the Closing Date, the Company and Parent will each promptly supplement or amend the respective disclosure schedules which they have delivered pursuant to this Agreement with respect to any matter hereafter arising which, if existing or occurring at or prior to the date of this Agreement, would have been required to be set forth or described in the disclosure schedule or which is necessary to correct any information in any such disclosure schedule which has been rendered inaccurate thereby. No supplement or amendment to any such disclosure schedule shall have any effect for the purpose of determining satisfaction of the conditions set forth in Sections 8.1(a) or 9.1(a) of this Agreement or establishing the existence of any breach or inaccuracy of any representation or warranty made by the Company or any Shareholder in this Agreement.

                  6.4 Pooling of Interests Accounting. From and after the date hereof and until the Closing Date, neither Company nor the Shareholders, nor any of their respective subsidiaries or other Affiliates, shall take any of the actions specified in Section 4.32 or any other action that might jeopardize the characterization of the Merger as a "pooling of interests" for accounting purposes, except as expressly authorized by this Agreement.

                  6.5 Antitrust Filing. As soon as practicable following the execution of this Agreement, both Parent and Company shall file an Antitrust Improvements Act Notification and Report Form under the HSR Act (the "Antitrust Filing") relating to the transactions contemplated by this Agreement with the Federal Trade Commission and the Department of Justice. Parent and Company shall use their respective commercially reasonable efforts to take all action necessary, proper and advisable under applicable laws and regulations to cause the expiration or termination of the waiting periods under the HSR Act as soon as practicable.

                  6.6      No Solicitation of Transactions.

                           (a)      Until the earlier of (i) the Closing or (ii)
the termination of this Agreement pursuant to Article 10, the Company agrees that neither it nor its officers, directors, key employees, agents, representatives (including, without limitation, investment bankers, attorneys, accountants, financial advisors and consultants), Affiliates (or to Company's knowledge, any other Shareholder) shall directly or indirectly:

                                    (i)  Solicit, encourage, initiate or further
the submission of proposals or offers from any Third Party relating to any Alternative Transaction. A "Third Party" is any individual, firm, corporation, partnership, association, group (as defined in Section 13(d)(3) of the Exchange
Act) or person or entity, individually or collectively (including, without limitation, any managers or other employees of the Company or any affiliates) other than Parent or Merger Sub.

An "Alternative Transaction" is any acquisition or purchase of all or any substantial portion of the assets of, or any equity interest (excluding the exercise of outstanding stock options under the Company Stock Option Plan) in, the Company or any merger, consolidation, business combination, or similar transaction with the Company, other than the transactions contemplated by this Agreement;

                                    (ii)    Participate  in any discussions  or
negotiations regarding, or furnish to any Third Party, any confidential information with respect to the Company in connection with any Alternative Transaction;

                                    (iii) Enter into or approve or recommend any
agreement, plan or understanding with any Third Party with respect to any Alternative Transaction; or

                                    (iv) Otherwise cooperate in any way with, or
assist or participate in, facilitate or encourage, or publicly announce any effort or attempt by any Third Party to undertake or seek to undertake any Alternative Transaction.

                           (b)      In the event the Company receives any offer
or indication of interest from any Third Party relating to any Alternative Transaction, the Company shall promptly (and in no event later than 24 hours) notify Parent in writing of the details of the offer or indication of interest, except that the identity of the Third Party is not required to be disclosed.

                           (c)     The Company shall immediately cease and cause
to be terminated any existing activities, discussions or negotiations with any Third Party relating to Alternative Transaction, whether conducted prior to the date of this Agreement or thereafter. The Company agrees not to release any Third Party from any confidentiality or standstill agreement to which the Company is a party.

                           (d)      The Company shall ensure that the officers,
directors, key employees, agents, representatives and Affiliates of the Company are aware of the restrictions described in this Section 6.6.

                  6.7 Shareholder Approval. The Company and Shareholders will take all action necessary to carry out the purposes of this Agreement including without limitation acting by unanimous written consent to approve the Merger and the adoption of this Agreement by Company.

                  6.8 Dissenters' Rights Notices. The Company, in cooperation with Parent, shall timely provide all notices and other communications as are required under New York Law in connection with statutory dissenters' rights, to the extent applicable to the Merger.

                  6.9      Shareholder Representative.

                           (a)      The Shareholders  hereby  select Richard J.
Tehan (the "Shareholder Representative") to act for and on behalf of all such Shareholders with respect to all matters arising in connection with Article 8 and the Escrow Agreement, including, without limitation, the power and authority, in his or her sole discretion, to:

                                    (i)  negotiate, determine, defend and settle
any dispute which may arise under Article 8 or the Escrow Agreement; and

                                    (ii) make, execute,  acknowledge and deliver
any releases, assurances, receipts, requests, instructions, notices, agreements, certificates and any other instruments, and to generally do any and all things and to take any and all actions which may be requisite, proper or advisable in connection with Article 7 or under the Escrow Agreement.

                           (b)     The Shareholders by majority vote may replace
the  Shareholder  Representative  at  any  time  with a  substitute  Shareholder
Representative who shall have all the powers and responsibilities of the Shareholder Representative set forth in this Section 6.9.

                           (c)      Neither the Shareholder Representative, nor
any substitute Shareholder Representative, shall be liable to any Person for any action taken or any omission to act, in good faith, in connection with the Shareholder Representative's responsibilities as Shareholder Representative.

                           (d)      Upon  request  by  Parent,  the Shareholder
Representative, or any substitute Shareholder Representative, shall promptly provide Parent with a written certification of his or her selection and of the address for notices to such Shareholder Representative. Parent may thereafter deal exclusively with the Shareholder Representative in connection with the claims procedure in reliance on such certification. Whenever in connection with the provisions of this Agreement or the Escrow Agreement, Parent shall receive any certificate or other written correspondence from the Shareholder Representative, such certificate or other written correspondence shall be full authorization to Parent for any action taken or suffered in good faith by it under the provisions of this Agreement or the Escrow Agreement in reliance thereon.

                  6.10     Certain Shareholder Covenants.

                           (a)  No Shareholder shall sell, transfer or otherwise
dispose of, or in any other way reduce such person's risk with respect to, any shares of Parent Common Stock received in the Merger or other shares of the capital stock of Parent until after such time as financial results covering at least 30 days of post merger combined operations of Parent and the Company have been published (within the meaning of Section 201.01 of the SEC's Codification of Financial Reporting Policies) by Parent, in the form of a post-effective amendment, issuance of a quarterly earnings report, a Form 10-K, 10-Q or 8-K filing, or any other public issuance which includes the combined sales and net income. Parent shall use its commercially reasonable efforts to make such public issuance promptly after such financial information becomes available; provided, however, that Parent shall not be required to prepare such information on other than a calendar-month basis.

                           (b)      Each Shareholder  hereby irrevocably waives
(a) any and all restrictions on the sale of Company Shares contained in any agreement in favor of such Shareholder or to which such Shareholder is a party relating to Company Shares and any rights such Shareholder may have under any such agreement; (b) any and all preemptive rights, rights of first refusal or first offer and registration rights with respect to any Company Shares or other securities of the Company or any securities issued in exchange therefor; and (c) any and all stock purchase agreements or other agreements pursuant to which securities were purchased from the Company and any and all shareholders agreements or other agreements among shareholders of the Company or between shareholders and the Company.

                           (c)    At Closing, each Shareholder agrees to release
and forever discharge the Company, its affiliates, officers, directors and their respective heirs, personal representatives, successors and assigns (including Parent), from any and all claims, damages, losses, liabilities, demands, charges, suits, penalties, actions and causes of action, whether accrued, absolute, contingent, known or unknown, which such Shareholder may now or hereafter have.

                  6.11 Access to Information. Each party will afford the other party and its accountants, counsel and other representatives reasonable access during normal business hours to the properties, books, records and personnel of the other party during the period prior to the Effective Time to obtain all information concerning the business, including the status of merchandising efforts, leasing activities, distribution center relocation efforts, properties, results of operations and personnel of such party, as the other party may reasonably request. No information or knowledge obtained in any investigation pursuant to this Section 6.11 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

                  6.12  Legal  Requirements.  Each  of  Parent,  Merger  Sub and
Company will take all reasonable actions necessary or desirable to comply promptly with all legal requirements which may be imposed on them with respect to the consummation of the transactions contemplated by this Agreement (including furnishing all information required in connection with approvals of or filings with any governmental entity, and prompt resolution of any litigation prompted hereby) and will promptly cooperate with and furnish information to any party hereto necessary in connection with any such requirements imposed upon any of them in connection with the consummation of the transactions contemplated by this Agreement.

                  6.13 Third Party Consents. As soon as practicable following the date hereof and before the Closing, Company shall use its best efforts to obtain all material consents, waivers, estoppels and approvals under any of its agreements, contracts, licenses or leases reasonably requested by Parent or required by this Agreement to be obtained in connection with the consummation of the transactions contemplated hereby.

                  6.14 FIRPTA. At or prior to the Closing, Company shall deliver to the IRS a notice that the Company Capital Stock is not a "US Real Property Interest" as defined and in accordance with the requirements of Treasury Regulation Section 1.897-2(h)(2).

                  6.15 Notification of Certain Matters. Parent and Merger Sub will give prompt notice to Company, and Company will give prompt notice to Parent, of the occurrence, or failure to occur, of any event, which occurrence or failure to occur would be reasonably likely to cause (a) any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the Effective Time; or (b) any material failure of Parent and Merger Sub or Shareholders and Company, as the case may be, or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement. Notwithstanding the above, the delivery of any notice pursuant to this section will not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

                  6.16     Tax Matters.

                           (a)      Termination of  S Corporation Election.  The
parties acknowledge and intend that Company's status as an "S" corporation will end on the last day of the S Corporation Period in accordance with the provisions of Section 1362(e)(1)(A) of the Code and Company's status as a "C" corporation will begin immediately after the S Corporation Period in accordance with the provisions of Section 1362(e)(1)(B) of the Code.

                           (b)     Allocation of Income. The parties acknowledge
and intend that taxable income shall be allocated between Company's calendar year beginning January 1, 1999 through the Effective Time between its S Corporation Period and C Corporation Period based on the interim closing of the books method in accordance with the provisions of Section 1362(e)(6)(D) of the Code.

                           (c)      Tax Returns.  Parent shall cause all income
tax returns due from Company for periods beginning January 1, 1999 and ending on the day before Effective Time to be prepared subject to review and consent by Shareholders which consent will not be unreasonably withheld.

                           (d)      Post-Closing Tax Audits.  In the  event the
Company or Shareholders shall incur additional federal or State Income Taxes (including, for all purposes of this Agreement, New York franchise taxes) relating to the Company's income and operations during the S Corporation Period due to a post-Closing tax audit, the Shareholders agree to pay such additional Taxes.

                  6.17 Best Efforts and Further Assurances. Subject to the respective rights and obligations of Parent, Shareholders and Company under this Agreement, each of the parties to this

Agreement will use its best efforts to effectuate the Merger and the other transactions contemplated hereby and to fulfill and cause to be fulfilled the conditions to closing under this Agreement. Each party hereto, at the reasonable request of another party hereto, will execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of the transactions contemplated hereby.

                  6.18     Post-Closing Audit.

                           (a)     Promptly following the Effective Time, and in
any event not later than 60 days following the Effective Time, Parent shall cause Company to prepare a balance sheet of the Company (the "Closing Balance Sheet") as of the Effective Time. Such financial statements shall be derived from and in accordance with the books and records of the Company and determined in accordance with GAAP applied on a basis consistent with the GAAP principles used in the preparation of the 1998 Financial Statements (as defined in Section 4.7(b)). Such financial statements shall be audited by KPMG and accompanied by KPMG's opinion that such financial statements present fairly in all material respects the financial position and results of operations of the Company.

                           (b)     Promptly following the Effective Time, and in
any event not later than 60 days following the Effective Time, Parent shall also cause Company to prepare a statement of Closing Equity ("Statement of Closing Equity") which shall calculate Closing Equity, and KPMG will opine that the Statement of Closing Equity was prepared in accordance with the requirements of this Section 6.18. For purposes of this Agreement, "Closing Equity" shall be defined as the assets of the Company reduced by its liabilities as shown in the Closing Balance Sheet with the following clarifications, adjustments, and exceptions (regardless of whether such clarifications, adjustments, and exceptions are in accordance with GAAP, GAAS, or the Company's past practices):

                                    (i)   Inventory shall be based on a physical
count of the Inventory conducted by Parent's designee at Parent's expense and rolled forward to the Effective Time and valued in accordance with GAAP and
Section 4.13; and

                                    (ii)    Deal Expenses within the limitations
of Sections 11.1 and 11.2 that have been paid prior to the Effective Date or accrued on the Closing Balance Sheet shall be added back to arrive at Closing Equity.

                                    (iii) To the extent any of the  payments  to
be made pursuant to Section 11.4(i) are accrued before closing, they shall be added back to arrive at Closing Equity.

                                    (iv)  The  matters   described   in  Section
11.4(ii) together with an estimate of the Company's calendar year 1999 bonus payment (as described in Section 4.21(f) of the Disclosure Schedule), pro-rated as of June 30, 1999, shall be accrued and reduce Closing Equity.

                                    (v)    The amount accrued or reserved in the
Closing Balance Sheet for all pending or threatened Proceedings (including those set forth on Section 4.12 of the Disclosure Schedule) shall be $95,000.00.

                           (c)     Company's CPA shall have the right to observe
all steps (including any physical inventory) taken by Parent in connection with the preparation of the Closing Balance Sheet and Statement of Closing Equity. Company's CPA shall have a period of 30 days following his receipt of the Closing Balance Sheet and Statement of Closing Equity to review the same. Promptly following completion of Company's CPA review, Company's CPA shall submit to KPMG a letter regarding his concurrence or disagreement with the accuracy of the Closing Balance Sheet and Statement of Closing Equity. Unless Company's CPA delivers a letter disagreeing with the accuracy within such 30-day period, the Closing Balance Sheet and Statement of Closing Equity shall be binding upon the parties. Following delivery of such letter, if Company's CPA shall disagree as to the computation of any item, Company's CPA and KPMG shall attempt promptly to resolve such disagreement in good faith. If a resolution of such disagreement has not been effected within 15 days (or longer, as mutually agreed by the parties) after delivery of such letter, such disagreement shall be submitted to a nationally recognized independent accounting firm (other than Company's CPA or KPMG) jointly selected by Parent and Shareholders. The determination of such firm with respect to such disagreement and the accuracy of the Closing Balance Sheet and Statement of Closing Equity as a result shall be completed within 120 days of the effective time and shall be final and binding upon the parties. The fees, costs and expenses of the independent accounting firm selected in the event of a dispute shall be shared equally by Parent and Shareholders.

                  6.19 Cooperation Following the Closing. Following the Closing, Parent and the Shareholders each shall deliver to the other such further information and documents and shall execute and deliver to the other such further information and documents and shall execute and deliver such further instruments and agreements as the other shall reasonably request in order to consummate or confirm the transactions provided for herein, to accomplish the purpose of this Agreement or to assure to the other the benefits of this Agreement. Without reducing the generality of the foregoing, Shareholders shall permit Parent to use the services of Joseph Burke at a reasonable charge to Parent until the Statement of Closing Equity has been finalized and to make him reasonably available thereafter from time to time to consult on various operational and other post-Closing issues.

                                    ARTICLE 7
                          SURVIVAL AND INDEMNIFICATION

                  7.1 Indemnification Obligations of the Shareholders. To the extent provided in Section 7.3, the Shareholders agree to indemnify, defend and hold harmless Parent and its subsidiaries and Affiliates (including Sub and the Surviving Corporation), each of their respective officers, directors, employees, agents and representatives and each of the heirs, executors, successors and assigns of any of the foregoing (collectively, the "Parent Indemnified Parties") from, against and in respect of any and all claims, liabilities, obligations, losses, costs, expenses, penalties, fines and judgments (at equity or at law) and damages (consequential or otherwise) whenever arising or incurred (including, without limitation, amounts paid in settlement, costs of investigation and reasonable attorneys' fees and expenses) ("Damages") arising out of or relating to:

                                    (i)     any  breach  or  inaccuracy  of any
representation or warranty made by or with respect to the Company or any Shareholder in this Agreement;

                                    (ii) any breach of any  covenant,  agreement
or undertaking made by or with respect to the Company or any Shareholder in this Agreement;

                                    (iii)  any fraud, fraud in the inducement or
intentional misrepresentation made by or with respect to the Company or any Shareholder in connection with this Agreement and the transactions contemplated hereby;

                                    (iv)  any  exercise  of  dissenters'  rights
incident to the Merger including, without limitation, the payment of any amounts paid or incurred (including reasonable expenses) with respect to Company Shares held by any dissenter;

                                    (v)  attorney's fees incurred by the Company
in excess of $100,000 (as provided in Article 11) or aggregate Deal Expenses (as defined in Article 11) incurred by the Company in excess of $150,000;

                                    (vi)    the Deficit Amount; and

                                    (vii) the aggregate  Damages paid,  accrued,
or incurred after the date of this Agreement which relate to any of the Company's pending or threatened Proceedings as of the Effective Time which are described on Section 4.12 of the Disclosure Schedule (as supplemented at Closing).

The claims, liabilities, obligations, losses, costs, expenses, penalties, fines and damages of the Parent Indemnified Parties described in this Section 7.1 as to which the Parent Indemnified Parties are entitled to indemnification are hereinafter collectively referred to as "Parent Losses."

                  7.2 Indemnification Obligations of Parent. To the extent provided in Section 7.3, Parent shall indemnify and hold harmless the
Shareholders and each of the affiliates, heirs, executors, successors and assigns of such Shareholders (collectively, the "Shareholder Indemnification Parties") from, against and in respect of any and all claims, liabilities, obligations, losses, costs, expenses, penalties, fines and judgments (at equity or at law) and damages (consequential or otherwise) whenever arising or incurred (including, without limitation, amounts paid in settlement, costs of investigation and reasonable attorneys' fees and expenses) arising out of or relating to:

                           (a)    any breach or inaccuracy of any representation
or warranty made by or with respect to Parent in this Agreement;

                           (b)      any  breach  of any  covenant, agreement or
undertaking made by or with respect to Parent or Sub in this Agreement; or

                           (c)      any fraud, or  fraud  in  the inducement or
intentional misrepresentation made by or with respect to Parent in connection with this Agreement and the transactions contemplated hereby.

The claims, liabilities, obligations, losses, costs, expenses, penalties, fines and damages of the Shareholder Indemnification Parties described in this Section
7.2 as to which the Shareholder Indemnification Parties are entitled to indemnification are hereinafter collectively referred to as "Shareholder Losses."

                  7.3      Limitations on Indemnification.

                           (a)      Except for the specific exceptions contained
in this Section 7.3(a), the Parent Indemnified Parties will not be entitled to seek indemnification under Section 7.1(i) (excepting misrepresentations under Sections 4.1 (Corporate Organization; Authorization), 4.2 (No Violation), 4.3 (Enforceability), 4.4 (Capitalization), 4.5 (Subsidiaries; Affiliates; Conflicts of Interest), 4.15 (Environmental Matters), 4.17 (Employee Benefit Plans), 4.19 (Tax Matters), 4.25 (Title to Property and Related Matters), or 4.32 (Pooling)), which is referred to as "Parent Basket Losses," unless and until the aggregate of all Parent Basket Losses incurred by the Parent Indemnified Parties exceeds $75,000 (the "Shareholder Basket Amount"). In the event that the aggregate of all Parent Basket Losses exceeds the Shareholder Basket Amount, the Parent Indemnified Parties will only be entitled to seek indemnification in respect of Parent Basket Losses in excess of the Shareholder Basket Amount, but in no event will the Shareholders obligations for Parent Losses under Section 7.1 (excepting
Section 7.1(iii), Section 7.1(iv) or a misrepresentation under Sections 4.4 (Capitalization), 4.32 (Pooling), or 4.35 (Securities Law Matters)) be greater than Ten Million Dollars ($10,000,000.00). The Parent Indemnified Parties will not be entitled to seek indemnification under Section 7.1(vii), except to the extent the aggregate of all Parent Losses under Section 7.1(vii) incurred by the Parent Indemnified Parties exceeds $195,000.00.

                           (b)      The Shareholder Indemnification Parties will
not be entitled to seek indemnification under Section 7.2(a) for Shareholder Losses unless and until the aggregate amount of all Shareholder Losses incurred by the Shareholder Indemnification Parties exceeds $75,000 (the "Parent Basket Amount"). In the event that the aggregate of all Shareholder Losses exceeds the Parent Basket Amount, the Shareholder Indemnification Parties will only be entitled to seek indemnification in respect of Shareholder Losses in excess of the Parent Basket Amount, but in no event will Parent's obligation for Shareholder Losses under Section 7.2 (a) or (b) be greater than Ten Million Dollars ($10,000,000.00).

                           (c)  The obligation of the Shareholders under Section
7.1 to indemnify, defend and hold harmless Parent Indemnified Parties from, against and in respect of Parent Losses arising out of or relating to Section
7.1 (v), (vi), or (vii) or arising out of or relating to any fraud, fraud in the inducement, breach or inaccuracy of any representation, warranty, covenant, undertaking, or agreement made by or with respect to the Company shall be several in accordance with stock ownership (i.e., each of the five Shareholders shall be liable for twenty percent (20%) of such Damages). Each Shareholder shall indemnify, defend and hold harmless Parent Indemnified Parties from, against and in respect of one hundred percent (100%) of all Parent Losses arising out of or relating to any fraud, fraud in the inducement, breach or inaccuracy of any representation, warranty, covenant, undertaking, or agreement made by or with respect to such Shareholder or any dissenter's rights claimed by such Shareholder, but in no event will any single Shareholder's obligations for such Parent Losses described in this last sentence of Section 7.3(c) be greater than Four Million Dollars ($4,000,000.00).

                  7.4      Indemnification Procedure.

                           (a)    Promptly after receipt by a Parent Indemnified
Party or a Shareholder Indemnified Party (hereinafter collectively referred to as an "Indemnified Party") of notice from a third party of any complaint or the commencement of any action, proceeding or claim with respect to which such Indemnified Party may be entitled to receive payment from the other party for any Parent Losses or Shareholder Losses (as the case may be and subject to the limitation on Parent Losses and Shareholder Losses in Section 7.3), such Indemnified Party shall notify Parent or the Shareholders (through the Shareholder Representative), whoever is the appropriate indemnifying party hereunder (the "Indemnifying Party"), of the commencement of such action, proceeding or claim; provided, however, that the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from liability for such claim arising otherwise than under this Agreement and such failure to so notify the Indemnifying Party shall relieve the Indemnifying Party from liability under this Agreement with respect to such matter only if, and only to the extent that, such failure to notify the Indemnifying Party results in the forfeiture by the Indemnifying Party of rights and defenses otherwise available to the Indemnifying Party with respect to such matter. The Indemnifying Party shall have the right, upon written notice delivered to the Indemnified Party within twenty (20) days thereafter, to assume the defense of such matter, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of the fees and disbursements of such counsel. In the event, however, that the Indemnifying Party declines or fails to assume the defense of the matter or to employ counsel reasonably satisfactory to the Indemnified Party, in either case within such twenty (20) day period, then such Indemnified Party may employ counsel to represent or defend it in any such action or proceeding and the Indemnifying Party shall pay the reasonable fees and disbursements of such counsel as incurred; provided, however, that the Indemnifying Party shall not be required to pay the fees and disbursements of more than one counsel for all Indemnified Parties in any jurisdiction in any single action or proceeding. In any action or proceeding with respect to which indemnification is being sought hereunder, the Indemnified Party or the Indemnifying Party, whichever is not assuming the defense of such action, shall have the right to participate in such matter and to retain its own counsel at such party's own expense. The

Indemnifying Party or the Indemnified Party, as the case may be, shall at all times use reasonable efforts to keep the Indemnifying Party or the Indemnified Party, as the case may be, reasonably apprised of the status of the defense of any action the defense of which they are maintaining and to cooperate in good faith with each other with respect to the defense of any such action.

                           (b)     No Indemnified Party may settle or compromise
any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder without the prior written consent of the Indemnifying Party, unless (i) the Indemnifying Party fails to assume and maintain the defense of such claim pursuant to Section 7.4(a); or (ii) such settlement, compromise or consent includes an unconditional release of the Indemnifying Party from all liability arising out of such claim. An Indemnifying Party may not, without the prior written consent of the Indemnified Party, settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder unless such settlement, compromise or consent includes an unconditional release of the Indemnified Party from all liability arising out of such claim and does not contain any equitable order, judgment or term which in any manner affects, restrains or interferes with the business of the Indemnified Party or any of the Indemnified Party's respective affiliates.

                           (c) In the event an  Indemnified  Party shall claim a
right to payment (or, a credit towards the Shareholders Basket Amount or Parent Basket Amount) pursuant to this Agreement, such Indemnified Party shall send written notice of such claim to the appropriate Indemnifying Party. Such notice shall specify the basis for such claim. As promptly as possible after the Indemnified Party has given such notice, such Indemnified Party and the appropriate Indemnifying Party shall establish the merits and amount of such claim (by mutual agreement, litigation, arbitration or otherwise) and, within five business days of the final determination of the merits and amount of such claim, the Indemnifying Party shall pay to the Indemnified Party immediately available funds (or, if applicable, shall provide notice to the escrow agent regarding disbursement of the appropriate portion of the escrow fund) in an amount equal to such claim as determined hereunder (or shall record an appropriate credit against the Shareholder Basket Amount or Parent Basket Amount).

                  7.5 Survival; Claims Period. All representations and warranties contained in this Agreement or any certificate delivered pursuant to Sections 8.1(d)(i) and 9.1(c)(i) hereof shall survive the Effective Time for the applicable Claims Period specified in this Section 7.5, and shall not be deemed waived or otherwise affected by any investigation made or any knowledge acquired with respect thereto. The covenants and agreements contained in this Agreement shall also survive the Effective Time and shall continue until the expiration of the applicable Claims Period specified in this Section 7.5. For purposes of this Agreement, a "Claims Period" shall be the period during which a claim for indemnification may be asserted under this Agreement by an Indemnified Party. The Claims Periods under this Agreement shall commence on the date of this Agreement and shall terminate as follows:

                           (a)      with respect to Parent Losses arising under
Section 7.1(i) with respect to Sections 4.7 (Financial Statements), 4.10 (Absence of Certain Changes), and 4.26 (Accounts and Notes Receivable) or with respect to Section 7.1(vi), the Claims Period shall terminate on the date which is thirty (30) days following the final determination of the Closing Balance Sheet;

                           (b) with respect to any other Parent  Losses  arising
under Section 7.1(i) or any Parent Losses arising under Section 7.1(ii),  (iii),
(iv) or (v), the Claims Period shall terminate one (1) year following the Closing Date;

                           (c)      with respect to Parent Losses arising under
Sections 7.1(vii), the Claims Period shall continue indefinitely, except as limited by law (including by applicable statutes of limitation);

                           (d)      with  respect to Shareholder Losses arising
under Section 7.2, the Claims Period shall terminate one (1) years following the Closing date;

                  Notwithstanding the foregoing, if, prior to the close of business on the last day of the applicable Claims Period, an Indemnifying Party shall have been properly notified as provided hereunder of a claim for indemnity hereunder and such claim shall not have been finally resolved or disposed of at such date, such claim shall continue to survive and shall remain a basis for indemnity hereunder until such claim is finally resolved or disposed of in accordance with the terms hereof.

                  7.6 Recovery. Parent may recover Parent Losses in accordance with the provisions of the Escrow Agreement; provided, however, that Parent's ability to recover Parent Losses in accordance with the Escrow Agreement shall not in any way be construed to limit any remedy Parent may have against the Shareholders under this Article 7.

                                    ARTICLE 8
              CONDITIONS PRECEDENT TO OBLIGATIONS OF PARENT AND SUB

                  8.1 Conditions Precedent. Parent's and Sub's obligation to consummate the Merger and the transactions contemplated by this Agreement is subject to the fulfillment on or before the Closing Date of each of the following conditions:

                           (a)      Representations, Warranties and Covenants.
The representations and warranties of the Shareholders set forth herein shall be accurate in all material respects on and as of the Closing Date as if made on and as of such date (or any date, including the date of this Agreement, at which a representation or warranty is expressly made), and the Company and the Shareholders shall have complied in all material respects with or performed in all material respects all agreements, covenants and conditions on their part to be performed or complied with on or prior to the Closing Date.

                           (b)      Legal Actions.  No  suit, action  or  other
proceeding by any third party shall be pending before any court or governmental agency seeking to restrain or prohibit, or to obtain damages or other relief in connection with, this Agreement or the consummation of the transactions contemplated hereby or which is likely to materially adversely affect the value of the assets or business of the Company (taken as a whole).

                           (c)   Consents.  All consents, authorizations, orders
and approvals of (or filings or registrations with) any governmental commission, board or other regulatory body required in connection with the execution, delivery and performance of this Agreement by the Company shall have been obtained or made, except for filing of the Certificate of Merger and any other documents required to be filed after the Effective Time and except where the failure to have obtained or made any such consent, authorization, order approval, filing or registration would not have a material adverse effect on the business of Parent and the Company following the Effective Time. Parent shall also have received consents to assignment of all Company Contracts (including leases for the Leased Real Estate) or written waivers of the provisions of any Company Contracts (including leases for the Leased Real Estate) requiring the consents of third parties.

                           (d)      Deliveries.  The Company and/or Shareholders
shall have delivered to Parent:

                                    (i)  A certificate executed by the
Shareholders certifying to the accuracy on the Closing Date of their respective representations and warranties set forth in Article 4;

                                    (ii) A  certificate  by the Secretary of the
Company as to the Board of Directors and Shareholders of the Company having taken all actions necessary to authorize the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated thereby;

                                    (iii) The minute books, stock transfer books
(containing canceled stock certificates representing all transfers of its capital stock prior to the Closing Date) and corporate seal of the Company which are in the Company's possession;

                                    (iv) The  opinion of counsel for the Company
and the Shareholders in the form of Exhibit C hereto; and

                                    (v)    Such other documents and items as are
contemplated by this Agreement or as Parent may reasonably request.

                           (e)    Antitrust Filing.  The waiting period required
in connection with the Antitrust Filing, if any, shall have expired or been terminated.

                           (f)     Pooling Opinion. KPMG shall have delivered to
Parent a letter dated as of the Closing Date to the effect that, based upon discussions with officials responsible for financial and accounting matters, and information to be furnished to KPMG through such date, KPMG concurs with management's conclusion that, as of such date, no conditions exist which would preclude Parent from accounting for the merger with the Company as a pooling of interests under Opinion 16 of the Accounting Principles Board and applicable SEC rules and regulations. In addition, Company's CPA shall deliver to Parent, and the Company and KPMG, an opinion letter dated as of the Closing Date in customary form satisfactory to Parent that, based upon inquiries and their examination of the financial statements of the Company, stating that the accounting for the Merger as a pooling of interest under Opinion 16 of the Accounting Principles Board and applicable SEC rules and regulations is appropriate if the Merger is closed and consummated in accordance with the terms of this Agreement.

                           (g)  Stock Price of Parent Common Stock.  The Average
Closing Price shall not be less than $25.00 per share.

                           (h)  Escrow Agreement. The Shareholder Representative
shall have executed and delivered the Escrow Agreement, substantially in the form attached hereto as Exhibit B (the "Escrow Agreement"), pursuant to which there shall be deposited with the Escrow Agent named therein on the Closing Date the Escrow Shares to secure the Shareholders' obligations under this Agreement.

                           (i)      Non-Competition Agreements. The Shareholders
shall  have  executed  and  delivered  to  Parent   Non-Competition   Agreements
substantially in the form attached hereto as Exhibit D ("Non-Competition Agreements").

                           (j)      No Material Adverse Change.  There shall not
have occurred after the date hereof any material adverse change in the financial condition, properties, business, or results of operations of the Company; provided, however, any material adverse change that relates primarily to (i) general economic conditions (including those in the United States or any region of the United States); (ii) general political conditions (including those in the United States or any region of the United States); (iii) the announcement of the transactions contemplated hereby; or (iv) any combination of the foregoing, shall not be considered a material adverse change.

                           (k)      Related Party Debt.  Each Shareholder or its
Affiliate shall have paid in full all amounts of any kind owed by such Shareholder or its Affiliate to the Company, or such amount shall have been offset on a dollar-for-dollar basis against any indebtedness for borrowed money owed by the Company to such Shareholder or its Affiliate.

                           (l)  Dissenting Shares.  No holders of Company Shares
shall have the right to elect to exercise dissenters' rights pursuant to New York Law.

                           (m)      Shareholder  Approval.  This Agreement, the
Certificate of Merger, and the Merger shall have been duly approved by the shareholders of the Company in accordance with all applicable laws, the Certificate of Incorporation and Bylaws of the Company and otherwise.

                           (n)   Corporate Documents.  The Certificate of Merger
relating to the Merger and the related officers' certificates required by New York Law shall have been executed by the Company and delivered to Parent for filing.

                           (o)  Registration Rights Agreement.  The Shareholders
shall have executed and delivered to Parent the Registration Rights Agreement substantially in the form attached hereto as Exhibit A.

                           (p) Termination of Certain Agreements. The agreements
described on Schedule 8.1(p) shall have been terminated by all parties thereto or assigned to affiliates of Shareholders without any obligation on the part of the Company, in each case in a form and upon such terms as shall be reasonably acceptable to Parent.

                  8.2 Waiver. The Parent and the Sub shall have the right to waive the foregoing conditions, or any of them, wholly or in part; provided, however, that no such waiver shall be deemed to have occurred unless the same is set out in writing and executed by the Parent and the Sub.

                                    ARTICLE 9
                       CONDITIONS PRECEDENT TO OBLIGATIONS
                         OF THE SHAREHOLDERS AND COMPANY

                  9.1 Conditions Precedent. The obligation of the Shareholders and Company to consummate the Merger and the transactions contemplated by this Agreement is subject to the fulfillment, on or before the Closing Date, of each of the following conditions:

                           (a)      Representations, Warranties and Covenants.
The representations and warranties made by Parent and Sub herein shall be accurate in all material respects on and as of the Closing Date to the same extent as if made on and as of such date, and Parent and Sub shall have complied in all material respects with or performed in all material respects all agreements, covenants and conditions on their part to be performed or complied with on or prior to the Closing Date.

                           (b)      Legal Actions.  No  suit, action  or  other
proceeding by any third party shall be pending before any court or governmental agency seeking to restrain or prohibit, or to obtain damages or other relief in connection with, this Agreement or the consummation of the transactions contemplated hereby or which is likely to have a material adverse effect on the value of the assets or business of the Parent (taken as a whole).

                           (c)  Deliveries.  Parent shall have  delivered to the
Company:

                                    (i)     A certificate executed by Parent and
Sub certifying to the accuracy on the Closing Date of Parent's and Sub's representations and warranties set forth in Article 5;

                                    (ii) A  certificate  by the Secretary or any
Assistant Secretary of Parent and Sub as to the due adoption by the Board of Directors of Parent and the Board of Directors and shareholders of Sub of the required corporate resolutions authorizing the execution, delivery and performance of this Agreement by Parent and Sub and the consummation of the transactions contemplated thereby;

                                    (iii) Such other  documents and items as are
contemplated by this Agreement or as the Company may reasonably request;

                                    (iv)     A one year employment agreement in
the form of Exhibit E between Company and Louis B. Tehan shall be executed and delivered.; and

                                    (v)    The opinion of counsel for Parent and
Sub in the form of Exhibit E.

                           (d)    Antitrust Filing.  The waiting period required
in connection with the Antitrust Filing, if any, shall have expired or been terminated.

                           (e)  Stock Price of  Parent Common Stock. The Average
Closing Price shall not exceed $51.00.

                           (f)      Registration Rights Agreement.  Parent shall
have executed and delivered to Shareholders the Registration Rights Agreement substantially in the form attached hereto as Exhibit A.

                           (g)      No Material Adverse Change.  There shall not
have occurred after the date hereof any material adverse change in the financial condition, business or results of operations of Parent (taken as a whole together with its subsidiaries); provided, however, any material adverse change that relates primarily to (i) general economic conditions (including those in the United States, any region of the United States, or any nation in which Parent conducts a material transactions); (ii) general political conditions (including those in the United States, any region of the United States, or any nation in which Parent conducts a material transactions); (iii) general stock market conditions (including those that adversely effect one or more publicly traded value retailers in addition to Parent); (iv) the announcement of the transactions contemplated hereby; or (v) any combination of the foregoing, shall not be considered a material adverse change.

                  9.2 Waiver. The Company and Shareholders shall have the right to waive the foregoing conditions, or any of them, wholly or in part; provided, however, that no such waiver shall be deemed to have occurred unless the same is set out in writing and executed by the Company and

Shareholders. Any waiver made by the Company and Shareholders hereunder shall also constitute a waiver with respect to any rights or remedies that the Company or Shareholders may otherwise have against Parent in respect of or relating to the specific conditions waived.

                                   ARTICLE 10
                                   TERMINATION

                  10.1 Termination. This Agreement may be terminated at any time at or prior to the Closing (the "Termination Date"):

                           (a)    in writing by mutual consent of Parent and the
Company;

                           (b)      by written notice from the Company to Parent
if (i) Parent or Sub shall breach or fail to perform in any material respect any of its agreements contained herein required to be performed by it on or prior to the Closing Date or (ii) any of the representations and warranties of Parent and Sub contained herein shall be inaccurate in any material respect, which breach, failure or inaccuracy is not cured within ten (10) days after the Company has notified Parent of its intent to terminate this Agreement pursuant to this subparagraph (b); provided that if any such breach, failure or inaccuracy is not reasonably capable of cure within such 10-day period and Parent is using its good faith efforts to effect such cure at the earliest practicable time, the Company shall not be permitted to terminate this Agreement pursuant to this subparagraph (b) unless such breach, failure or inaccuracy is not cured within thirty (30) days after the Company has notified Parent of its intent to terminate this Agreement pursuant to this subparagraph (b);

                           (c)     by written notice from Parent to the Company,
if (i) the Company shall breach or fail to perform in any material respect any of its agreements contained herein required to be performed by it on or prior to the Closing Date; or (ii) any of the representations and warranties of the Company contained herein shall be inaccurate in any material respect, which breach, failure or inaccuracy is not cured within ten (10) days after Parent has notified the Company of its intent to terminate this Agreement pursuant to this subparagraph (c); provided that if any such breach, failure or inaccuracy is not reasonably capable of cure within such 10-day period and Company is using its good faith efforts to effect such cure at the earliest practicable time, the Company shall not be permitted to terminate this Agreement pursuant to this subparagraph (c) unless such breach, failure or inaccuracy is not cured within thirty (30) days after Parent has notified the Company of its intent to terminate this Agreement pursuant to this subparagraph (c);

                           (d)      by written notice by Parent to the Company,
if the Closing has not occurred by August 31, 1999, for any reason other than delay or nonperformance by Parent or Sub.

                           (e)      by written notice by Company to the Parent,
if the Closing has not occurred by August 31, 1999, for any reason other than delay or nonperformance by Company or any Shareholder.

                  10.2 Effect of Termination. Each party's right of termination under Section 10.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. In the event of termination of this Agreement pursuant to this Article 10, all further obligations of the parties will terminate for acts or omissions occurring after the Termination Date, except for obligations under Article 7 for any breach occurring on or before the Termination Date described in the next sentence, Article 11, Article 12 and this Section 10.2, all of which shall survive the Termination Date. Notwithstanding the foregoing, nothing contained herein shall relieve any party from liability for (i) such party's breach of this Agreement occurring on or before the Termination Date, or
(ii) such party's failure to comply with an obligation hereunder on or before the Termination Date which results in a failure of one or more conditions to the terminating party's obligations hereunder.

                                   ARTICLE 11
                                CERTAIN EXPENSES

                  Except as set forth in this Article 11 or as otherwise provided herein, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated.

                  11.1 Deal Expenses. "Deal Expenses" shall mean all out-of-pocket expenses of the Company payable to accountants, lawyers, and consultants relating to the negotiation, execution, and closing of this Agreement; provided, that Shareholder's agree that expenses which constitute legal fees shall not exceed $100,000.00 and the aggregate of all Deal Expenses including legal fees but excluding the Antitrust Filing Fee shall not exceed $150,000. The term "Deal Expense" shall exclude expenses payable to Company's CPA for work to be conducted on Company's behalf after the Closing Date.

                  11.2 Deal Expenses Paid in Event of Closing. In the event Closing occurs, Parent shall cause the Company to pay all Deal Expenses incurred through the Closing; and Shareholders shall pay for all Deal Expenses incurred after the Closing.

                  11.3 Deal Expenses Paid in Event of Termination. In the event the transaction contemplated hereby is terminated, Parent shall be responsible for only those Deal Expenses which constitute the Antitrust Filing fee;
provided,  however,  in the event the  transaction  is  terminated  pursuant  to
Section 10.1(c), Company shall pay or reimburse Parent for the Antitrust Filing Fee.

                  11.4 Severance, Bonus Payments; Accrued Vacation. In the event Closing occurs, Parent shall cause Company (i) to pay an aggregate of up to $142,200 in severance and bonus payments to Company non-Shareholder employees reasonably designated by Shareholders (subject to Parent's right to veto such payments if, in the opinion of KPMG, any such payments jeopardize treatment of the Merger as a pooling of interests) and (ii) to compensate Company non-Shareholder employees who are terminated following Closing for unused vacation days which would have accrued to such employees as of a date that is 60 days after the Closing Date.


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



                                   ARTICLE 12
                                  MISCELLANEOUS

                  12.1     Benefits and Burdens: Assignment.

                           (a)      Upon  the  execution  of this  Agreement by
Shareholders, Parent, Sub, and the Company, this Agreement shall become a binding and enforceable agreement with respect to Shareholders, Parent, Sub and the Company.

                           (b)      This Agreement shall inure to the benefit of
and shall be binding upon the Shareholders, Company, Sub and Parent, and each of their respective personal representatives, successors, heirs and permitted assigns. No party to this Agreement may assign its rights or obligations hereunder without the prior written consent of each of the other parties hereto; provided however, that this Agreement may be assigned by Parent to a corporation, all of whose issued and outstanding capital stock is owned directly or indirectly by Parent, but in such event Parent shall not be released from its obligations hereunder.

                           (c)     Nothing contained in this Agreement or in any
instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto, a successor or permitted assign of such a party or a person or entity expressly entitled to indemnification hereunder

                  12.2 Amendment. This Agreement may be amended by the Company, Sub and Parent and Shareholders, by or pursuant to action taken by their respective Boards of Directors and the Shareholders at any time; provided however that no amendment shall be made which by law requires further approval by Shareholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

                  12.3 Notices. All notices, communications and deliveries hereunder shall be made in writing signed by or on behalf of the party making the same, shall specify the Section hereunder pursuant to which it is given or being made, and shall be delivered personally or by telecopy transmission or sent by registered or certified mail (return receipt requested) or by any national overnight courier service (with postage and other fees prepaid) as follows:

If to Parent or, after the Closing,     With a required copy to:
the Company:
                                        Hofheimer Nusbaum, P.C.
Dollar Tree Stores, Inc.                999 Waterside Drive, Suite 1700
500 Volvo Parkway                       P. O. Box 3460
Chesapeake, Virginia 23320              Norfolk, Virginia  23514
Attention:  Mr. H. Ray Compton          Attention:  William A. Old, Jr., Esquire
                                        Telecopier:  (757) 629-0660



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



If, prior to Closing, to the Company:        With a required copy to:

Tehan's Merchandising, Inc. t/a Only $One    Steates Remmell Steates & Dziekan
4619 Commercial Drive                        4 Oxford Crossing, Suite 164
New Hartford, New York   13413               New Hartford, NY  13413
Attention: Mr. Richard J. Tehan              Attention: Robert E.  Remmell, Esq.
Telecopier:  (315)724-2931                   Telecopier: (315)724-2931

If to the Shareholders, at the addresses shown on Section 4.4(a) of the Disclosure Schedule with a required copy to:

Steates Remmell Steates & Dziekan
4 Oxford Crossing, Suite 164
New Hartford, NY  13413
Attention: Robert E.  Remmell, Esq.
Telecopier: (315) 724-2931

or to such other address or to such other person or persons designated in writing by such party or counsel, as the case may be. Any such notice, communication or delivery shall be deemed given or made (a) on the date of delivery if delivered in person; (b) on the date after delivery to a national overnight courier service; (c) upon transmission by facsimile if receipt is confirmed by telephone; or (d) on the fifth (5th) business day after it is mailed by registered or certified mail.

                  12.4 Entire Agreement. Those certain letters dated May 6, 1999 by and between Parent and Company relating to confidentiality and the terms of a possible transaction are hereby terminated and shall be deemed void ab initio; provided however upon termination of this Agreement pursuant to Article 10 hereof, the letter relating to confidentiality shall be deemed revived and in full force and effect as of such termination; however, no action by Parent permitted under this Agreement prior to termination of this Agreement pursuant to Article 10 hereof shall be deemed to be a violation of such revived letter. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties. The parties make no representations or warranties to each other, except as contained in this Agreement, and any and all prior representations, warranties, assurances and promises made by any party or its representatives, whether verbally or in writing, are deemed to have been merged into this Agreement, it being intended that no such prior representations, warranties, assurances and promises shall survive the execution and delivery of this Agreement.

                  12.5 Headings. The section headings in this Agreement are intended solely for convenience and shall be given no effect in the construction and interpretation hereof.



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



                  12.6 Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The parties intend that each representation, warranty, and covenant contained herein shall have independent significance. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty, or covenant.

                  12.7 Incorporation of Exhibits and Schedules. The exhibits and schedules identified in this Agreement, including the Disclosure Schedule (and any certificates or documents delivered at Closing pursuant to Sections 8.1 and 9.1), are incorporated herein by reference and made a part hereof. The term "Agreement" shall include all such exhibits, schedules, certificates, and writings. The inclusion of any item in the Disclosure Schedule is not evidence of the materiality or immateriality of such item for the purposes of this Agreement.

                  12.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument, and, when signed by all of the parties hereto, shall become legally binding on such parties effective as of the date set forth at the beginning of this Agreement.

                  12.9 Governing Law. This Agreement shall be governed by and interpreted under the laws of the Commonwealth of Virginia applicable to contracts made and to be performed entirely within such Commonwealth and without giving effect to the choice of law principles of such Commonwealth.

                  12.10 Enforcement; Jurisdiction; Waiver of Jury Trial. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, such remedy being in addition to any other remedy to which any party is entitled at law or in equity. Each party hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Eastern District of Virginia or any court of the Commonwealth of Virginia located in the City of Norfolk in any action, suit or proceeding arising in connection with this Agreement and agrees that any such action, suit or proceeding shall be brought only in such court (and irrevocably waives any objection based on forum non conveniens or any other objection to venue therein). Parent and the Company hereby waive any right to a trial by jury in connection with any such action, suit or proceeding.

                  12.11 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  12.12 Time. Time is of the essence under this Agreement.

                  12.13 Knowledge. The phrase "to the knowledge of the Company" or its equivalent as used herein shall mean to the knowledge of the Company, its directors and officers, or any of the Shareholders after appropriate inquiry.

                  12.14 Statutes. Any reference herein to any federal, state or local statute shall include all amendments to such statute through the date of this Agreement or the Effective Time, as applicable.

                  12.15 Specific Performance and Other Remedies. The parties hereto each acknowledge that the rights of each party to consummate the transactions contemplated hereby are special, unique and of extraordinary character, and that, in the event that any party violates or fails or refuses to perform any covenant or agreement made by it herein, the non-breaching party may be without an adequate remedy at law. The parties each agree, therefore, that in the event that either party violates or fails or refuses to perform any covenant or agreement made by such party herein, the non-breaching party or parties may, subject to the terms of this Agreement and in addition to any remedies at law for damages or other relief, institute and prosecute an action in any court of competent jurisdiction to enforce specific performance of such covenant or agreement or seek any other equitable relief. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

            [The remainder of this page is left intentionally blank.]

                  IN WITNESS WHEREOF, the parties have executed or caused to be executed this Agreement effective as of the day and year first above written.

COMPANY:                TEHAN'S MERCHANDISING, INC.               [SEAL]


                        By:      /s/ Richard J. Tehan
                                 __________________________________
                                 Richard J. Tehan
                                 President

PARENT:                 DOLLAR TREE STORES, INC.                  [SEAL]


                        By:      /s/ Macon F. Brock, Jr.
                                 __________________________________
                                 Macon F. Brock, Jr.
                                 President and Chief Executive Officer

SUB:                    DOLLAR TREE NEW YORK, INC.                [SEAL]


                        By:      /s/ Frederick C. Coble
                                 _________________________________
                                 Frederick C. Coble
                                 Senior Vice President - Chief Financial Officer

SHAREHOLDERS:
                        /s/ Richard J. Tehan
                        __________________________________        [SEAL]
                        RICHARD J. TEHAN

                        /s/ Robert J. Tehan
                        __________________________________        [SEAL]
                        ROBERT J. TEHAN

                        /s/ Steven A. Tehan
                        __________________________________        [SEAL]
                        STEVEN A. TEHAN

                        /s/ Basil L. Tehan
                        __________________________________        [SEAL]
                        BASIL L. TEHAN

                        /s/ Frederick J. Tehan
                        __________________________________        [SEAL]
                        FREDERICK J. TEHAN

State of  (Commonwealth  of)  New York,  City/County of  Oneida, to-wit:

         The foregoing instrument was acknowledged before me this 15th day of June, 1999, by Richard J. Tehan, President of Tehan's Merchandising, Inc., on behalf of the corporation.

                                    /s/ Carl S. Dziekan
                                    ------------------------------------
                                    Notary Public
                                    My commission expires: May 5, 2000


State of  (Commonwealth  of)  Virginia,  City/County of  Chesapeake, to-wit:

         The foregoing instrument was acknowledged before me this 15th day of June, 1999, by Macon F. Brock, President and chief Executive Officer of Dollar Tree Stores, Inc., on behalf of the corporation.

                                    /s/ Brenda S. Cox
                                    ------------------------------------
                                    Notary Public
                                    My commission expires: August 31, 1999


State of  (Commonwealth  of)  Virginia,  City/County of  Chesapeake, to-wit:

         The foregoing instrument was acknowledged before me this 15th day of June, 1999, by Frederick C. Coble, Senior Vice-President and Chief Financial Officer of Dollar Tree New York, Inc., on behalf of the corporation.

                                    /s/ Brenda S. Cox
                                    ------------------------------------
                                    Notary Public
                                    My commission expires: August 31, 1999

State  of  (Commonwealth  of)  New York,  City/County  of  Oneida, to-wit:

         The foregoing instrument was acknowledged before me this 15th day of June, 1999 by Richard J. Tehan.
                                    /s/ Carl S. Dziekan
                                    ------------------------------------
                                    Notary Public
                                    My commission expires: May 5, 2000


State  of  (Commonwealth  of)  New York,  City/County  of  Oneida, to-wit:

         The foregoing instrument was acknowledged before me this 15th day of June, 1999, by Robert J. Tehan.
                                    /s/ Carl S. Dziekan
                                    ------------------------------------
                                    Notary Public
                                    My commission expires: May 5, 2000


State  of  (Commonwealth  of)  New York,  City/County  of  Oneida, to-wit:

         The foregoing instrument was acknowledged before me this 15th day of June, 1999, by Steven A. Tehan.
                                    /s/ Carl S. Dziekan
                                    ------------------------------------
                                    Notary Public
                                    My commission expires: May 5, 2000


State  of  (Commonwealth  of)  New York,  City/County  of  Oneida, to-wit:

         The foregoing instrument was acknowledged before me this 15th day of June, 1999, by Basil L. Tehan.
                                    /s/ Carl S. Dziekan
                                    ------------------------------------
                                    Notary Public
                                    My commission expires: May 5, 2000

State  of  (Commonwealth  of)  New York,  City/County  of  Oneida, to-wit:

         The foregoing instrument was acknowledged before me this 15th day of June, 1999, by Frederick J. Tehan.
                                    /s/ Carl S. Dziekan
                                    ------------------------------------
                                    Notary Public
                                    My commission expires: May 5, 2000